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Oppenheimer Variable Account Funds
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6803 S. Tucson Way, Centennial, Colorado 80112
1.800.225.5677

            Statement of Additional Information dated May 1, 2003

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OPPENHEIMER  VARIABLE  ACCOUNT FUNDS (the  "Trust") is an  investment  company consisting of 11 separate Funds (the "Funds"):

Oppenheimer Aggressive Growth Fund/VA
Oppenheimer Bond Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Fund(R)/VA
(named  "Oppenheimer  Main Street(R)Growth & Income Fund" prior to May 1,
2003)
Oppenheimer Main StreetSmall Cap Fund(R)/VA
Oppenheimer Money Fund/VA
Oppenheimer Multiple Strategies Fund/VA
Oppenheimer Strategic Bond Fund/VA
Oppenheimer Value Fund/VA

Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity contracts and other insurance company separate accounts, as described in the Prospectuses for the Funds and for the insurance products you have selected.

      This Statement of Additional Information is not a Prospectus. This
document contains additional information about the Funds and the Trust, and supplements information in the Funds' Prospectuses dated May 1, 2003. It should be read together with the Prospectuses. You can obtain a Prospectus by writing to the Funds' Transfer Agent, OppenheimerFunds Services, at P.O. Box
5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                                        Page
            About the Funds
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Additional Information About the Funds' Investment Policies and Risks.. 3

About Your Account

Financial Information About the Funds *

*This Statement of Additional  Information  consists of two separate  documents.
This text  comprises  the first  document.  The  second  document  contains  the
Independent  Auditors' Reports and Financial Statements for each Fund, except as follows:  since Oppenheimer Value Fund/ VA recently commenced operations,  there are no reports or Financial  Statements  currently  available for that Fund. The two documents  should be read together with the  Prospectuses  for the Funds and for the insurance products you have selected. These documents can also be viewed or downloaded online with Adobe Acrobat Reader.  Call 1.888.470.0861 if you want the domain name of an insurance  sponsor's  website that displays both documents comprising  this  Statement  of  Additional  Information  online,  if  you  have technical difficulties,  or to request a paper copy of both documents comprising this Statement of Additional Information at no charge.

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ABOUT THE FUNDS
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Additional Information About the Funds' Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Funds are described in the Funds' Prospectuses. This
Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Funds'
investment Manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Funds. Additional information is also provided about the strategies that each Fund may use to try to achieve its objective. The full name of each Fund is shown on the cover page, after which the word "Oppenheimer" is omitted from these names to conserve space.

The Funds' Investment Policies. The composition of the Funds' portfolios and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below at all times in seeking their goals. They may use some of the special investment techniques and strategies at some times or not at all.

      In selecting securities for the Funds' portfolios, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. That process may include, among other things:
o     evaluation of the issuer's historical operations,
o     prospects for the industry of which the issuer is part,
o     the issuer's financial condition,
o     its pending product developments and business (and those of competitors),
o     the effect of general market and economic conditions on the issuer's business, and
o     legislative proposals that might affect the issuer.

      The Funds are categorized by the types of investment they make.
Aggressive Growth Fund/VA, Capital Appreciation Fund/VA, Global Securities
Fund/VA, Main Street(R)Small Cap Fund/VA, and Value Fund/VA can be categorized as "Equity Funds."  High Income Fund/VA, Bond Fund/VA, and Strategic Bond
Fund/VA can be categorized as "Fixed Income Funds."  Multiple Strategies
Fund/VA and Main Street Fund(R)/VA share the investment characteristics (and certain of the Investment Policies) of both the Equity Funds and the Fixed
Income Funds, depending upon the allocations determined from time to time by their portfolio managers. The allocation of Main Street Fund(R)/VA's portfolio to equity securities is generally substantially larger than its allocation to fixed-income securities. Money Fund/VA's investment policies are explained separately; however, discussion below about investment restrictions, repurchase agreements, illiquid securities and loans of portfolio securities also apply to Money Fund/VA.

      |X|   Investments in Equity Securities. The Equity Funds focus their investments in equity securities, which include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock.
Certain equity securities may be selected not only for their appreciation possibilities but because they may provide dividend income. At times, a Fund may have substantial amounts of its assets invested in securities of issuers in one or more capitalization ranges, based upon the Manager's use of its investment strategies and its judgment of where the best market opportunities are to seek a Fund's objective.

      Small-cap growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies. Therefore, to the degree that a Fund has investments in smaller capitalization companies at times of market volatility, that Fund's share prices may fluctuate more. Those investments may be limited to the extent the
Manager believes that such investments would be inconsistent with the goal of preservation of principal.

o     Growth Investing. In selecting equity investments, the portfolio managers for the Equity Funds may from time to time use a growth investing style, a value investing style, or a combination of both. In using a growth approach, the portfolio managers seek securities of "growth" companies.
Growth companies are those companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value. They may be established companies, as well as, newer companies in the development stage. Growth companies may have a variety of characteristics that in the Manager's view define them as "growth" issuers.

      Growth companies may be generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the Manager believes are favorable for the long term. The portfolio managers of the Funds look for growth companies with strong, capable management, sound financial and accounting policies, successful product development and marketing and other factors.

      o     Value Investing. In selecting equity investments, the portfolio managers for the Equity Funds in particular may from time to time use a value investing style. In using a value approach, the portfolio managers seek stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios, rather than seeking stocks of "growth" issuers. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that a Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures that can be used to identify these securities include, among others:
o     Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities.
o     Price/book value ratio, which is the stock price divided by the book value of the company per share, which measures the company's stock price in relation to its asset value.
o     Dividend Yield is measured by dividing the annual dividend by the stock price per share.
o     Valuation of Assets, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

o     Convertible Securities. While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents."  As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities.
Convertible securities are subject to the credit risks and interest rate risks described below in "Debt Securities."

      To determine whether convertible securities should be regarded as
"equity equivalents," the Manager examines the following factors:
(1)   whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
         (considering the effect of conversion of the convertible
         securities), and
(3)   the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any
         appreciation in the price of the issuer's common stock.

o     Rights and Warrants. The Funds may invest in warrants or rights. They do not expect that their investments in warrants and rights will exceed 5% of their total assets. That limit does not apply to warrants and rights that the
Funds have acquired as part of units of securities or that are attached to other securities. No more than 2% of Value Fund/VA's total assets may be invested in warrants that are not listed on either The New York Stock
Exchange or The American Stock Exchange.

      Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X|   Preferred Stocks. Preferred stocks are equity securities but have certain attributes of debt securities. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before the issuer can pay dividends on common shares.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest prior to maturity rates decline. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital as debt securities and may not offer the same degree of assurance of continued income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of its liquidation.

      |X|   Investments in Bonds and Other Debt Securities. The Fixed Income
Funds in particular can invest in bonds, debentures and other debt securities to seek current income as part of their investment objectives.

      A Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds").
Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors
Service, Inc., ("Moody's") or at least "BBB" by Standard & Poor's Rating
Services ("S&P") or Fitch, Inc. ("Fitch") or that have comparable ratings by another nationally recognized rating organization. In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities that a Fund buys are unrated, to be considered part of a Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

      o     U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities."
The obligations of U.S. government agencies or instrumentalities in which the
Funds may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit," means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment.
The Funds will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

      o     U.S. Treasury Obligations. These include Treasury bills
(maturities of one year or less when issued), Treasury notes (maturities of one to 10 years), and Treasury bonds (maturities of more than 10 years).
Treasury securities are backed by the full faith and credit of the United
States as to timely payments of interest and repayments of principal. They also can include U.S. Treasury securities that have been "stripped" by a
Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

      o     Treasury Inflation-Protection Securities. The Funds can buy these
TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

o     Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("GNMA") pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as
Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal
Home Loan Mortgage Corporation obligations ("Freddie Macs").

|X|   U.S. Government Mortgage-Related Securities. The Funds can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o     GNMA Certificates. The Government National Mortgage Association is a
wholly-owned corporate instrumentality of the United States within the U.S.
Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing
Administration or the Farmers Home Administration or guaranteed by the
Veterans Administration.

      The Ginnie Maes in which the Funds invest are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie
Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Funds are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Ames. However, if those payments are insufficient, the guaranty agreements between the issuers of the
Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

      Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an
Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United
States backed by its full faith and credit."  GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages,
Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA.
Holders of Ginnie Maes (such as the Funds) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Funds are subject to prepayment without any significant premium or penalty, at the option of the mortgagors.
While the mortgages on one-to-four family dwellings underlying certain Ginnie
Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o     Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a
corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments, and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

      The obligations of FHLMC under its guarantees are obligations solely of
FHLMC and are not backed by the full faith and credit of the United States.

o     Federal National Mortgage Association (Fannie Mae) Certificates. Fannie
Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae
Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the
United States or any of its agencies or instrumentalities other than Fannie
Mae.

o     Commercial (Privately-Issued) Mortgage Related Securities. The Funds
can invest in commercial mortgage-related securities issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

      |X|   Participation Interests. The Funds can invest in participation interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. Not more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the
creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

|X|   Zero-Coupon U.S. Government Securities. The Funds may buy zero-coupon
U.S. government securities. These will typically be U.S. Treasury Notes and
Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      A Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      o  Special Risks of Lower-Grade Securities. Because lower-grade securities tend to offer higher yields than investment grade securities, a
Fund may invest in lower grade securities if the Manager is trying to achieve greater income (and, in some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for a Fund's portfolio).

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are investment-grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. Definitions of the debt security ratings categories of
Moody's, Standard & Poor's and Fitch are included in Appendix A to this
Statement of Additional Information.

      o  Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of fixed-income securities after the
Funds buy them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Funds' net asset values will be affected by those fluctuations.

      |X|   Floating Rate and Variable Rate Obligations. Some securities the
Funds can purchase have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Funds to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated
prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Funds' quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

      |X|   Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described below, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, that Fund could suffer losses on its investment or delays in receiving payment.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a
Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described below. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

      |X|   Mortgage-Related Securities. Mortgage-related securities (also referred to as mortgage-backed securities) are a form of derivative investment collateralized by pools of commercial or residential mortgages.
Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real-estate related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer). Privately issued mortgage-related securities have some credit risk, as the underlying mortgage may not fully collateralize the obligation and full payment of them is not guaranteed. Both types of mortgage-related securities are subject to interest rate risks and prepayment risks, as described in the Prospectuses.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fixed
Income Funds and Value Fund/VA can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of that Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium that Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, that Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on a Fund's mortgage-related securities were to decrease broadly, that Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

o     Forward Rolls. The Funds can enter into "forward roll" transactions with respect to mortgage-related securities (also referred to as "mortgage dollar rolls"). In this type of transaction, a Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity)
at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to a Fund in excess of the yield on the securities that have been sold.

      The Funds will only enter into "covered" rolls. To assure its future payment of the purchase price, the Funds will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

o     Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates.
They may be collateralized by:
(1)   pass-through certificates issued or guaranteed by Ginnie Mae, Fannie
            Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal Housing
            Administration or guaranteed by the Department of Veterans'
            Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more trenches may have coupon rates that reset periodically at a specified increase over an index.
These are floating rate CMOs, and typically have a cap on the coupon rate.
Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X|   Foreign Securities. The Equity Funds and the Fixed Income Funds
may invest in foreign securities, and Global Securities Fund/VA expects to have substantial investments in foreign securities. These include equity securities issued by foreign companies and debt securities issued or guaranteed by foreign companies or governments, including supra-national entities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S.
government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Value
Fund/VA can purchase up to 25% of its total assets in certain equity and debt securities issued or guaranteed by foreign companies or of foreign governments or their agencies and as stated in the Prospectus, the Fund does not concentrate 25% or more of its total assets in the securities of any one foreign government.

      Securities of foreign issuers that are represented by American
Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of a Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Funds may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S.
dollar will result in a change in the amount of income the Funds have available for distribution. Because a portion of the Funds' investment income may be received in foreign currencies, the Funds will be required to compute their income in U.S. dollars for distribution to shareholders, and therefore the Funds will absorb the cost of currency fluctuations. After the Funds have distributed income, subsequent foreign currency losses may result in the
Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Funds will hold foreign currency only in connection with the purchase or sale of foreign securities.

      o     Foreign Debt Obligations. The debt obligations of foreign
governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fixed Income Funds may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and
Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are
"stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      The Fixed Income Funds can invest in U.S. dollar-denominated "Brady
Bonds."  These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments;
(iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

      If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S.
Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady
Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

o     Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to
               domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the
               U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation, confiscatory taxation, currency devaluation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o     Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe,
Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's goal of preservation of principal.

     The Funds to invest less than 5% of their  total  assets in  securities  of issuers of Eastern  European  countries.  The  social,  political  and  economic reforms in most Eastern European  countries are still in their early stages, and there can be no assurance  that these reforms will  continue.  Eastern  European countries in many cases do not have a sophisticated or well-established  capital market  structure for the sale and trading of securities.  Participation  in the investment  markets in some of those  countries  may be  available  initially or
solely  through  investment  in  joint  ventures,  state  enterprises,   private
placements, unlisted securities or other similar illiquid investment vehicles.

      In addition, although investment opportunities may exist in Eastern
European countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring. As a result investment opportunities which may currently exist may be threatened.

      The prior authoritarian governments of a number of the Eastern European countries previously expropriated large amounts of real and personal property, which may include property which will be represented by or held by entities issuing the securities a Fund might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by a Fund will not also be expropriated, nationalized, or confiscated. If that property were confiscated, a Fund could lose a substantial portion of its investments in such countries. A Fund's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

      |X|   Portfolio Turnover. "Portfolio turnover" describes the rates at which the Funds traded their portfolio securities during their last fiscal year. For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Funds' portfolio turnover rates will fluctuate from year to year, and any of the Funds may have portfolio turnover rates of more than 100% annually.

Other Investment Techniques and Strategies. In seeking their respective objectives, the Funds may from time to time use the types of investment strategies and investments described below. They are not required to use all of these strategies at all times, and at times may not use them.

      |X|   Investing in Small, Unseasoned Companies. The Funds may invest in securities of small, unseasoned companies, subject to limits (if any) stated
in that Fund's Prospectus. These are companies that have been in operation for less than three years, including the operations of any predecessors.
Securities of these companies may be subject to volatility in their prices.
They may have a limited trading market or no trading market, which may adversely affect the Funds' ability to value them or to dispose of them and can reduce the price the Funds might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Funds are attempting to dispose of their holdings of that security. In that case, a
Fund might receive a lower price for its holdings than might otherwise be obtained.

      |X|   When-Issued and Delayed-Delivery Transactions (All Portfolios).
The Funds may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" or "forward commitment" basis.
When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Funds. During the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to that portfolio from the investment. No income begins to accrue to the Funds on a when-issued security until the Funds receive the security at settlement of the trade.

      The Funds will engage in when-issued transactions to secure what the
Manager considers to be an advantageous price and yield at the time of entering into the obligation. When a Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause that Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When a Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although a Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery against a forward commitment, it may incur a gain or loss.

      At the time a Fund makes the commitment to purchase or sell a security on a when-issued or delayed delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining that
Fund's net asset value. In a sale transaction, it records the proceeds to be received. That Fund will identify on its books liquid assets at least equal in value to the value of that Fund's purchase commitments until that Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Funds as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X|   Zero-Coupon Securities. The Fixed Income Funds may buy
zero-coupon and delayed interest securities, and "stripped" securities of foreign government issuers, which may or may not be backed by the "full faith and credit" of the issuing foreign government, and of domestic and foreign corporations. The Fixed Income Funds and Value Fund/VA may also buy zero-coupon and "stripped" U.S. government securities. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

      |X|   "Stripped" Mortgage-Related Securities. The Fixed Income Funds
and Value Fund/VA can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, that Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

      |X|   Repurchase Agreements. The Funds may acquire securities subject to repurchase agreements. They may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Funds buy a security from, and simultaneously resell it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include
U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to each Fund's limit on holding illiquid investments. No Fund will enter into a repurchase agreement that causes more than 15% of its net assets
(for Value Fund/VA and Money Fund/VA, 10%) to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less for defensive purposes.

      Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Funds' repurchase agreements require that at all times while the repurchase agreements are in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Funds may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Funds, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the
Fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X|   Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Funds' investments. To enable a
Fund to sell its holdings of a restricted security not registered under the
Securities Act of 1933, that Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When a Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. That Fund would bear the risks of any downward price fluctuation during that period.

      The Funds may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit a Fund's ability to dispose of the securities and might lower the amount a Fund could realize upon the sale.

      The Funds have limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of
1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Funds' holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

     |X| Loans of Portfolio Securities.  To raise cash for liquidity purposes or income,  the Funds can lend their portfolio  securities to brokers,  dealers and other types of financial  institutions approved by the Fund's Board of Trustees.
These  loans are  limited  to not more than 10% of the value of that  Fund's net assets.  The Funds  currently do not intend to engage in loans of  securities in the coming year, but if they do so, such loans will not likely exceed 5% of that
Fund's total assets.  The Funds may also lend up to 5% of that Fund's net assets to an affiliated fund, for not more than seven days.

     There are some risks in connection with securities lending. The Funds might experience a delay in receiving  additional  collateral  to secure a loan,  or a delay in recovery of the loaned securities if the borrower  defaults.  The Funds must  receive  collateral  for  a  loan.  Under  current  applicable  regulatory requirements  (which  are  subject to  change),  on each  business  day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, or securities of the U.S. government or its agencies or instrumentalities,  or other cash equivalents in which that Fund is permitted to invest.  To be acceptable as collateral,  letters of credit must obligate a bank to pay  amounts  demanded  by the Funds if the demand  meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Funds.

      When they lend securities, that Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of
(a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. That
Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of a Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X|   Borrowing for Leverage. Each Fund has the ability to borrow from banks on an unsecured basis. Each Fund has undertaken to limit borrowing to
25% of the value of that Fund's net assets, which is further limited to 10%
if borrowing is for a purpose other than to facilitate redemptions. Investing borrowed funds in portfolio securities is a speculative technique known as
"leverage."  The Funds cannot borrow money in excess of 33-1/3% of the value of that Fund's total assets. The Funds may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the
Funds can borrow only if they maintain a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. If the value of that Fund's assets fails to meet this 300% asset coverage requirement, that Fund will reduce its bank debt within three days to meet the requirement. To do so, that Fund might have to sell a portion of its investments at a disadvantageous time.

      A Fund will pay interest on these loans, and that interest expense will raise the overall expenses of that Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, that Fund's net asset values per share might fluctuate more than that of funds that do not borrow. Currently, the Funds do not contemplate using this technique in the next year but if they do so, it will not likely be to a substantial degree.

      |X|   Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the
Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex.
Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending is being accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

      o     Interfund Borrowing. The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party. To assure that the Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards are being implemented. Examples of these safeguards include the following:
o     the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates;
o     the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o     the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and a pre-established formula based on quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to the Fund;
o     if the Fund has outstanding borrowings from all sources greater than
            10% of its total assets, then the Fund must secure each
            additional outstanding interfund loan by segregating liquid assets of the Fund as collateral;
o     the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by the Fund; and
o     the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the
            Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one days' notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another
Oppenheimer fund.

      o     Interfund Lending. To assure that the Fund will not be
disadvantaged by making loans to affiliated funds, certain safeguards are being implemented. Examples of these safeguards include the following:
o     the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances;
o     the Fund may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5% of the
            Fund's net assets;
o     an interfund loan may not be outstanding for more than seven days;
o     each interfund loan may be called on one business day's notice; and
o     the Manager will provide the Trustees reports on all interfund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When a Fund  lends  assets  to  another  affiliated  fund,  the  Fund is subject to the risk that the borrowing fund might fail to repay the loan.

      o  Bank Obligations. The Funds can buy time deposits, certificates of deposit and bankers' acceptances. They must be:
o     obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or
o     obligations of a foreign bank with total assets of at least U.S. $1 billion.

      "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit
Insurance Corporation.

      o  Commercial Paper. The Funds can invest in commercial paper if it is rated within the top three rating categories of S&P and Moody's or other rating organizations.

      If the paper is not rated, it may be purchased if the Manager determines that it is comparable to rated commercial paper in the top three rating categories of national rating organizations.

      The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

      o  Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Funds at varying rates of interest under direct arrangements between the
Funds, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Funds have no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus. Currently, the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

      |X|   Derivatives. The Funds can invest in a variety of derivative investments for hedging purposes. Some derivative investments the Funds can use are the hedging instruments described below in this Statement of
Additional Information. The Equity Funds do not use, and do not currently contemplate using, derivatives or hedging instruments to a significant degree in the coming year and they are not obligated to use them in seeking their objectives.

      Other derivative investments the Fixed Income Funds can invest in include "index-linked" notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative these Funds may use. Typically, these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fixed Income Funds can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

      |X|   Hedging. Although the Funds can use hedging instruments, they are not obligated to use them in seeking their objective. To attempt to protect against declines in the market value of the Funds' portfolio, to permit the
Funds to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds could:
o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures. Covered calls may also be used to increase the Funds' income, but the Manager does not expect to engage extensively in that practice.

      The Funds can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Funds would normally seek to purchase the securities and then terminate that hedging position. The Funds might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the
Funds could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Funds' strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Funds can use are described below. The
Funds may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Funds'
investment objective and are permissible under applicable regulations governing the Funds.

      o     Futures. The Funds can buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as "stock index futures"), (2) an individual stock ("single stock futures"), (3) bond indices
(these are referred to as "bond index futures"), (4) debt securities (these are referred to as "interest rate futures"), (5) foreign currencies (these are referred to as "forward contracts") and (6) commodity contracts (these are referred to as commodity futures)." The Fixed Income Funds are not expected to buy or sell stock index futures or single stock futures on a regular basis.

      A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.
Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      No money is paid or received by the Funds on the purchase or sale of a future. Upon entering into a futures transaction, the Funds will be required to deposit an initial margin payment with the futures commission merchant
(the "futures broker"). Initial margin payments will be deposited with the
Funds' custodian bank in an account registered in the futures broker's name.
However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on that Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Funds may elect to close out their position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Fund. Any loss or gain on the future is then realized by that Fund for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      o     Put and Call Options. The Funds can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Funds can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

      o     Writing Covered Call Options. The Funds can write (that is, sell)
covered calls. If a Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable that Fund to satisfy its obligations if the call is exercised. Up to 100% of a Fund's total assets may be subject to calls that Fund writes.

      When a Fund writes a call on a security, it receives cash (a premium).
That Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. That Fund shares the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Funds' custodian bank, or a securities depository acting for the custodian bank, will act as the Funds' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Funds have written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Funds enter into a closing transaction.

      When a Fund writes an over-the-counter ("OTC") option, that Fund will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When a Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction."  A Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. That Fund may realize a profit if the call expires unexercised, because that Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by a Fund they are taxable as ordinary income. If a Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      A Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, that Fund must cover the call by identifying an equivalent dollar amount of liquid assets on its books. The Fund will identify additional liquid assets if the value of the identified assets drops below 100% of the current value of the future. Because of this requirement, in no circumstances would that Fund's receipt of an exercise notice as to that future require that Fund to deliver a futures contract. It would simply put that Fund in a short futures position, which is permitted by the Funds'
hedging policies.

o     Writing Put Options. Each Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Funds will not write puts if, as a result, more than 50%
of the Fund's net assets would be required to be identified on its books to cover such put options.

      If a Fund writes a put, the put must be covered by identifying liquid assets on its books. The premium the Funds receive from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, that Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put a Fund has written expires unexercised, that Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, that Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, that Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security, that Fund will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities. That Fund therefore forgoes the opportunity of investing the assets identified on its books or writing calls against those assets.

      As long as a Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require that Fund to take delivery of the underlying security and pay the exercise price. No Fund has control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, that Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once a Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      A Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit that Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. A
Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by a Fund, is taxable as ordinary income.

      o   Purchasing Calls and Puts. Each Fund can purchase calls to protect against the possibility that its portfolio will not participate in an anticipated rise in the securities market. When a Fund buys a call (other than in a closing purchase transaction), it pays a premium. That Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If a Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      A Fund can buy puts whether or not it holds the underlying investment in its portfolio. When a Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures a Fund owns enables that Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment a Fund does not own (such as an index of future) permits a Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When a Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. A gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally)
rather than on price movements in individual securities or futures contracts.

      A Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      o     Buying and Selling Options on Foreign Currencies. A Fund can buy
and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. A Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to a Fund's position.
That Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration identified on its books) upon conversion or exchange of other foreign currency held in its portfolio.

      A Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a
"cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option.

o  Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the
Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      A Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause a Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within a Fund's control, holding a put might cause that Fund to sell the related investments for reasons that would not exist in the absence of the put.

      A Fund could pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.
Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset values being more sensitive to changes in the value of the underlying investment.

      If a covered call written by a Fund is exercised on an investment that has increased in value, that Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of that Fund's securities. For example, it is possible that while a Fund has used a hedging instrument in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instrument and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instrument is based.

      The risk of imperfect correlation increases as the composition of a
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, a Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged are more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      A Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when a Fund does so the market might decline. If that Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o     Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. A Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. A
Fund may also use "cross-hedging" where it hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in"
the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, that Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      A Fund could also use forward contracts to lock in the U.S. dollar value of a portfolio position. This is called a "position hedge."  When a
Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the
Fund's portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. No Fund will enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of that Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and to pay additional transactions costs.
The use of forward contracts in this manner might reduce a Fund's performance if there are unanticipated changes in currency prices to a greater degree than if a Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring a Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative a Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S.
dollars on a daily basis. Funds may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

|X|   Interest Rate Swaps Transactions. Value Fund/VA and Strategic Bond
Fund/VA can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on securities. For example, they might swap the right to receive floating rate payments for fixed rate payments. Each of these Funds can enter into interest rate swaps on securities it owns or as hedge against a basket of securities held by that Fund that the Fund's
Manager deems to be closely correlated with the swap transactions. Also, that
Fund will identify on its books liquid assets (such as cash or U.S.
government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |X|   Credit Derivatives. The Fixed-Income Funds and Multiple
Strategies/VA may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. These Funds pay a fee to enter into the swap and receives a fixed payment during the life of the swap. These
Funds may take a short position in the credit default swap (also known as
"buying credit protection"), or may take a long position in the credit default swap note (also known as "selling credit protection").

      These Funds would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. If the short credit default swap is against a corporate issue, these Funds must own that corporate issue. However, if the short credit default swap is against sovereign debt, these Funds may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

      If these Funds take a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), these Funds will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      Taking a long position in the credit default swap note (i.e., purchasing the "funded swap") would increase a Fund's exposure to specific high yield corporate issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

      If a Fund takes a long position in the credit default swap note, if there is a credit event the Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      These Funds will invest no more than 25 % of their total assets in
"unfunded" credit default swaps. These Funds will limit their investments in
"funded" credit default swap notes to no more than 10% of its total assets.

      Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

o        Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Funds are required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, a
Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of a Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, a Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Funds' net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

     Transactions in options by a Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert.
Those limits apply  regardless  of whether the options were written or purchased on the  same or  different  exchanges  or are  held in one or more  accounts  or through one or more  different  exchanges or through one or more brokers.  Thus, the number of options  that a Fund may write or hold may be  affected by options written or held by other entities,  including other investment  companies having the same  advisor as that Fund (or an advisor that is an affiliate of the Funds'
advisor). The exchanges also impose position limits on futures transactions.  An exchange  may order the  liquidation  of  positions  found to be in violation of those limits and may impose certain other sanctions.

     Under the Investment  Company Act, when a Fund purchases a future,  it must identify as  segregated  on its records  liquid assets in an amount equal to the market value of the securities  underlying  the future,  less the margin deposit applicable to it.

o Tax Aspects of Certain Hedging Instruments.  Certain foreign currency exchange contracts are treated as "Section  1256  contracts"  under the Internal  Revenue
Code.  In  general,  gains or losses  relating  to Section  1256  contracts  are characterized as 60% long-term and 40% short-term  capital gains or losses under the Code.  However,  foreign  currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition,  Section 1256  contracts held by the Funds at the end of each taxable year are  "marked-to-market," and unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market  for other purposes under rules prescribed  pursuant to the Internal Revenue Code. An election  can  be  made  by a  Fund  to  exempt  those  transactions  from  this marked-to-market treatment.

     Certain forward  contracts a Fund enters into may result in "straddles" for federal  income tax  purposes.  The straddle  rules may affect the character and timing of gains (or  losses)  recognized  by that  Fund on  straddle  positions.
Generally,  a loss  sustained  on the  disposition  of a  position  making  up a straddle is allowed  only to the extent that the loss  exceeds any  unrecognized gain in the  offsetting  positions  making up the straddle.  Disallowed  loss is generally  allowed  at the  point  where  there is no  unrecognized  gain in the offsetting  positions  making up the  straddle,  or the  offsetting  position is disposed of.

     Under the Internal  Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)  gains or losses  attributable  to fluctuations in exchange rates that occur between the time a Fund accrues  interest or other  receivables  or accrues expenses or other  liabilities  denominated  in a foreign  currency and the time that Fund actually collects such receivables or pays such liabilities,
     and
(2)  gains or  losses  attributable  to  fluctuations  in the value of a foreign currency between the date of acquisition of a debt security  denominated in a foreign currency or foreign  currency  forward  contracts and the date of disposition.

     Currency  gains and losses are offset  against  market  gains and losses on each  trade  before  determining  a net  "Section  988"  gain or loss  under the
Internal Revenue Code for that trade,  which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.

     |X| Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks or bonds,  the Funds can  invest in a variety of debt  securities  for defensive  purposes.  The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the  redemption  of Fund  shares,  or to hold while  waiting  to  reinvest  cash  received  from the  sale of other  portfolio securities.  The Funds can buy: o  obligations  issued or guaranteed by the U.S.
government or its instrumentalities or agencies, o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top  rating  categories  of  a  nationally  recognized  rating  organization,  o short-term debt obligations of corporate issuers,  rated investment grade (rated at least Baa by Moody's or at least BBB by Standard & Poor's or a comparable rating by another  rating  organization),  or unrated  securities  judged by the
Manager to have a comparable quality to rated securities in those categories,  o certificates  of deposit and bankers'  acceptances of domestic and foreign banks having total assets in excess of $1 billion, and o repurchase agreements.

     Short-term debt securities would normally be selected for defensive or cash management  purposes  because they can normally be disposed of quickly,  are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

|X| Investment in Other Investment  Companies.  The Funds (except Money Fund/VA)
can also  invest in the  securities  of other  investment  companies,  which can include open-end funds,  closed-end funds and unit investment trusts, subject to the limits set forth in the Investment  Company Act that apply to those types of investments.  For example, a Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts,  listed on a stock exchange.
A Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income  markets  represented by the Exchange-Traded  Funds' portfolio,  at times when a Fund may not be able to buy those  portfolio  securities  directly.
Investing in another  investment  company may involve the payment of substantial premiums above the value of such investment  company's portfolio  securities and is subject to  limitations  under the  Investment  Company Act. The Funds do not intend to invest in other investment  companies unless the Manager believes that the potential  benefits of the investment justify the payment of any premiums or sales  charges.  As a  shareholder  of an  investment  company,  a Fund would be subject to its ratable share of that investment  company's  expenses,  including its advisory and administration  expenses. The Funds do not anticipate investing a substantial amount of its net assets in shares of other investment companies.

Money Fund/VA Investment  Policies.  Under Rule 2a-7, Money Fund/VA may purchase only "Eligible  Securities," as defined below, that the Manger, under procedures approved by the Trust's Board of Trustees,  has  determined  have minimal credit risk. An "Eligible Security" is (a) a security that has received a rating in one
of   the   two   highest    short-term    rating    categories    by   any   two
"nationally-recognized statistical rating organizations" as defined in Rule 2a-7
("Rating  Organizations"),  or, if only one Rating  Organization  has rated that security,  by  that  Rating  Organization  (the  "Rating  Requirements"),  (b) a
security that is guaranteed,  and either that  guarantee or the party  providing that guarantee meets the Rating Requirements, or (c) an unrated security that is either issued by an issuer having another similar security that meets the Rating
Requirements,  or is  judged  by the  Manager  to be of  comparable  quality  to investments that meet the Rating  Requirements.  Rule 2a-7 permits Money Fund/VA to purchase "First Tier Securities," which are Eligible  Securities rated in the highest  category  for  short-term  debt  obligations  by at  least  two  Rating
Organizations,  or,  if only one  Rating  Organization  has  rated a  particular security,  by that Rating  Organization,  or comparable unrated securities.  The
Fund can also buy "Second Tier Securities,"  which are Eligible  Securities that are not First Tier securities.

     If a security's rating is downgraded, the Manager and/or the Board may have to reassess the  security's  credit risk. If a security has ceased to be a First
Tier Security, the Manager will promptly reassess whether the security continues to present  "minimal  credit risk." If the Manager becomes aware that any Rating
Organization  has  downgraded  its rating of a Second Tier  Security or rated an unrated security below its second highest rating category,  the Trust's Board of
Trustees shall promptly  reassess  whether the security  presents minimal credit risk and whether it is in Money Fund/VA's best interests to dispose of it.

     If Money Fund/VA  disposes of the security  within five days of the Manager learning of the  downgrade,  the Manager will provide the Board with  subsequent notice  of such  downgrade.  If a  security  is in  default,  or ceases to be an
Eligible  Security,  or is determined no longer to present minimal credit risks, the Board must determine if disposal of the security would be in Money Fund/VA's best interests.

     The Rating  Organizations  currently  designated  as  nationally-recognized statistical rating  organizations by the Securities and Exchange  Commission are
Standard  &  Poor's  (a  division  of the  McGraw-Hill  Companies),  Moody's
Investors  Service,  Inc., Fitch, Inc. and Dominion Bond Rating Service Limited.
See Appendix A to this Statement of Additional  Information for a description of the rating categories of the Rating Organizations.

o    Certificates of Deposit and Commercial  Paper.  Money Fund/VA may invest in certificates  of  deposit  of up to  $100,000  of a  domestic  bank if such certificates  of deposit are fully  insured as to  principal by the Federal
     Deposit  Insurance  Corporation.  For  purposes of this  section,  the term
     "bank"  includes  commercial  banks,  savings  banks,  and savings and loan associations  and the term "foreign bank" includes foreign branches of U.S.
     banks (issuers of "Eurodollar" instruments),  U.S. branches and agencies of foreign banks (issuers of "Yankee dollar" instruments) and foreign branches of foreign  banks.  Money Fund/VA also may purchase  obligations  issued by other  entities if they are: (i) guaranteed as to principal and interest by a bank or corporation whose certificates of deposit or commercial paper may otherwise  be  purchased by Money  Fund/VA,  or (ii) subject to  repurchase agreements  (explained  in the  prospectus),  if  the  collateral  for  the agreement complies with Rule 2a-7.

o    Bank Loan Participation  Agreements.  Money Fund/VA may invest in bank loan participation  agreements,  although  such  investments  have  not  been  a principal  investment  strategy.  They  provide the Fund with an  undivided interest in a loan made by the issuing  bank in the  proportion  the Fund's interest bears to the total principal amount of the loan. In evaluating the risk of these investments,  the Fund looks to the  creditworthiness  of the borrower that is obligated to make  principal and interest  payments on the loan.

o    Time Deposits.  Money Fund/VA may invest in fixed time deposits,  which are non-negotiable  deposits  in a bank  for a  specified  period  of time at a stated  interest  rate,  whether or not  subject to  withdrawal  penalties;
     however,  such  deposits  which are subject to such  penalties,  other than deposits  maturing  in  less  than  seven  days,  are  subject  to the  10%
     limitation applicable to illiquid securities purchased by Money Fund/VA.

o    Floating  Rate/Variable Rate Notes. Money Fund/VA may invest in instruments with floating or variable  interest rates.  The interest rate on a floating rate  obligation  is based on a stated  prevailing  market rate,  such as a bank's prime rate,  the 90-day U.S.  Treasury Bill rate, the rate of return on  commercial  paper  or bank  certificates  of  deposit,  or  some  other standard,  and is  adjusted  automatically  each time such  market  rate is adjusted.  The interest rate on a variable rate obligation is also based on a  stated  prevailing  market  rate  but  is  adjusted  automatically  at a specified interval of no less than one year. Some variable rate or floating rate  obligations  in which Money Fund/VA may invest have a demand  feature entitling the holder to demand payment at an amount  approximately equal to the  principal  amount  thereof  plus accrued  interest at any time,  or at specified  intervals not exceeding one year.  These notes may or may not be backed  by bank  letters  of  credit.  The  interest  rates on these  notes fluctuate from time to time. Generally, the changes in the interest rate on such  securities  reduce the fluctuation in their market value. As interest rates  decrease or increase,  the  potential  for capital  appreciation  or depreciation  is less  than  that for  fixed-rate  obligations  of the same maturity.

o    Master Demand Notes.  Master  demand notes are corporate  obligations  that permit the  investment of  fluctuating  amounts by Money Fund/VA at varying rates of interest pursuant to direct arrangements between Money Fund/VA, as lender, and the corporate borrower that issues the note. These notes permit daily  changes in the  amounts  borrowed.  Money  Fund/VA  has the right to increase  the  amount  under  the note at any  time up to the  full  amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note at any time without penalty.  It is not generally  contemplated that master demand notes will be traded because they are direct lending  arrangements  between the lender and the borrower.
     There is no secondary market for these notes,  although they are redeemable and thus immediately  repayable by the borrower at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements,  Money Fund/VA's right to  redeem is  dependent  upon the  ability  of the  borrower  to pay
     principal  and  interest  on  demand.   In  evaluating  the  master  demand
     arrangements, the Manager considers the earning power, cash flow, and other
     liquidity  ratios  of  the  issuer.   If  they  are  not  rated  by  Rating
     Organizations,  Money Fund/VA may invest in them only if, at the time of an investment,  they are Eligible  Securities.  The Manager will  continuously monitor the  borrower's  financial  ability to meet all of its  obligations because Money  Fund/VA's  liquidity  might be impaired if the borrower were unable to pay  principal  and interest on demand.  There is no limit on the amount of the Money Fund/VA's  assets that may be invested in floating rate and variable rate  obligations.  Floating rate or variable rate obligations which do not provide for  recovery of principal  and interest  within seven days' notice will be subject to the 10%  limitation  applicable to illiquid securities purchased by Money Fund/VA.

Investment  Restrictions.  In addition to having a number of investment policies and  restrictions  identified in the  Prospectuses  or elsewhere as "fundamental policies," the Funds have other  investment  restrictions  that are  fundamental policies, described below.

     |X|  What  Are  "Fundamental  Policies?"  Fundamental  policies  are  those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.
Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of: o 67% or more of the shares present or represented by  proxy at a  shareholder  meeting,  if the  holders  of more  than 50% of the outstanding  shares are present or represented  by proxy,  or o more than 50% of the outstanding shares.

     The Funds' (except Value Fund /VA)  investment  objectives are  fundamental policies.  Other  policies  described in the  Prospectuses  or this Statement of
Additional  Information are  "fundamental"  only if they are identified as such.
The  Funds'  Board of  Trustees  can  change  non-fundamental  policies  without shareholder approval.  However,  significant changes to investment policies will be described in supplements or updates to the  Prospectuses or this Statement of
Additional Information,  as appropriate.  The Funds' most significant investment policies are described in the Prospectus.

     |X| Do the  Funds  Have  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Funds.

o    No Fund can buy  securities  issued or  guaranteed by any one issuer if (i)
     more than 5% of its total  assets would be invested in  securities  of that issuer  or (ii) it would  then own more  than 10% of that  issuer's  voting securities, or (iii) it would then own more than 10% in principal amount of
     that  issuer's  outstanding  debt  securities.   The  restriction  on  debt
     securities   does  not  apply  to  Strategic  Bond  Fund/VA.   All  of  the
     restrictions  apply only to 75% of each Fund's total assets.  The limits do not  apply  to  securities  issued  by the  U.S.  government  or any of its agencies or instrumentalities, or securities of other investment companies.

o    The Funds cannot make loans except (a) through  lending of securities,  (b)
     through  the  purchase  of  debt   instruments  or  similar   evidences  of
     indebtedness,   (c)  through  an  interfund   lending  program  with  other
     affiliated funds, and (d) through repurchase agreements.

o    The Funds cannot concentrate investments. That means they cannot invest 25%
     or more of their total assets in companies in any one industry. Obligations of  the  U.S.  government,  its  agencies  and  instrumentalities  are  not
     considered  to  be  part  of  an  "industry"   for  the  purposes  of  this
     restriction.  This policy does not limit  investments  by Money  Fund/VA in obligations issued by banks.

o    The Funds  cannot  buy or sell real  estate or  interests  in real  estate.
     However,  the Funds can purchase debt securities  secured by real estate or interests in real estate,  or issued by  companies,  including  real estate investment trusts, which invest in real estate or interests in real estate.

o    The Funds cannot  underwrite  securities  of other  companies.  A permitted exception  is in case a Fund  is  deemed  to be an  underwriter  under  the
     Securities  Act of  1933  when  reselling  any  securities  held in its own portfolio.

o    The Funds cannot invest in commodities or commodity  contracts,  other than the hedging instruments permitted by any of its other fundamental policies.
     It does not matter  whether the hedging  instrument  is  considered to be a commodity or commodity contract.

o    The Funds  cannot  issue  "senior  securities,"  but this does not prohibit certain investment  activities for which assets of the Funds are designated
     as  segregated,   or  margin,   collateral  or  escrow   arrangements   are
     established, to cover the related obligations. Examples of those activities include borrowing money,  reverse repurchase  agreements,  delayed-delivery and when-issued  arrangements for portfolio  securities  transactions,  and contracts  to buy or sell  derivatives,  hedging  instruments,  options  or futures.

o    The Funds  cannot  borrow  money in excess of  33-1/3% of the value of that
     Fund's total assets. The Funds may borrow only from banks and/or affiliated investment  companies.  With respect to this fundamental  policy, the Funds can borrow only if they  maintain a 300% ratio of assets to  borrowings  at all times in the manner set forth in the Investment Company Act.

     The following investment restrictions are fundamental policies of the Value
Fund/VA.

o    Value Fund/VA cannot issue senior securities. However, it can make payments or deposits of margin in connection  with options or futures  transactions, lend its portfolio  securities,  enter into repurchase  agreements,  borrow money and pledge its assets as permitted by its other fundamental policies.
     For purposes of this restriction, the issuance of shares of common stock in multiple  classes or  series,  the  purchase  or sale of  options,  futures contracts  and  options  on futures  contracts,  forward  commitments,  and repurchase agreements entered into in accordance with the Fund's investment policies,  and the pledge,  mortgage or  hypothecation of the Fund's assets are not deemed to be senior securities.

o    Value  Fund/VA  cannot  buy  securities  or  other  instruments  issued  or guaranteed  by any one issuer if more than 5% of its total  assets would be invested in securities or other  instruments  of that issuer or if it would then own more than 10% of that issuer's voting securities.  This limitation applies  to 75% of the  Fund's  total  assets.  The limit does not apply to securities  issued  or  guaranteed  by the  U.S.  government  or any of its agencies or instrumentalities or securities of other investment companies.

o    Value  Fund/VA  cannot  invest  25% or more of its total  assets in any one industry.  That limit does not apply to securities  issued or guaranteed by the U.S.  government  or its agencies and  instrumentalities  or securities issued by investment companies.

o    Value  Fund/VA  cannot  invest  in  physical   commodities  or  commodities
     contracts. However, the Fund can invest in hedging instruments permitted by any of its other investment policies, and can buy or sell options, futures, securities or other  instruments  backed by, or the investment  return from which is linked to, changes in the price of physical commodities, commodity contracts or currencies.

o    Value Fund/VA  cannot invest in real estate or in interests in real estate.
     However, the Fund can purchase securities of issuers holding real estate or interests in real estate  (including  securities of real estate  investment trusts) if permitted by its other investment policies.

o    Value Fund/VA cannot  underwrite  securities of other issuers.  A permitted exception is in case it is deemed to be an underwriter under the Securities
     Act of 1933 in reselling its portfolio securities.

o    Value Fund/VA cannot make loans,  except to the extent  permitted under the
     Investment  Company  Act,  the  rules  or  regulations  thereunder  or  any exemption therefrom that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

o    Value Fund/VA may not borrow money,  except to the extent  permitted  under the  Investment  CompanyAct,  the rules or  regulations  thereunder  or any exemption therefrom that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

     Value Fund/VA has also adopted the following  non-fundamental  policy:  The
Fund cannot invest in securities of other  investment  companies,  except to the extent  permitted  under the  Investment  Company Act, the rules or  regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     Unless the  Prospectus or this Statement of Additional  Information  states that a percentage  restriction  applies on an ongoing basis,  it applies only at the time the Funds makes an  investment.  The Funds need not sell  securities to meet  the  percentage  limits  if the  value  of  the  investment  increases  in proportion to the size of the Fund.

     For purposes of the Funds' policy not to  concentrate  its  investments  as described  above,  Money  Fund/VA and all other Funds have  adopted the industry classifications  set forth in Appendix B and Appendix C,  respectively,  to this
Statement of Additional Information. This is not a fundamental policy.

How the Funds Are Managed

Organization and History. Each Fund is an investment  portfolio,  or "series" of
Oppenheimer  Variable  Account  Funds (the  "Trust"),  a  multi-series  open-end diversified  management investment company organized as a Massachusetts business trust that presently includes 11 series. Money Fund/VA, Bond Fund/VA and Capital
Appreciation Fund/VA were all organized in 1983, High Income Fund/VA, Aggressive
Growth  Fund/VA and Multiple  Strategies  Fund/VA,  were all  organized in 1986,
Global  Securities  Fund/VA was  organized in 1990,  Strategic  Bond Fund/VA was organized in 1993, Main  Street(R)Fund/VA  was organized in 1995, Main Street(R)
Small Cap Fund/VA was  organized  in 1998 and Value  Fund/ VA was  organized  in
2002.  Prior to May 1,  2003,  Oppenheimer  Main  Street  Fund(R)/VA  was  named
"Oppenheimer Main  Street(R)Growth  & Income Fund/VA." Prior to May 1, 2001,
Oppenheimer Main Street(R)Small Cap Fund was named "Oppenheimer Small Cap Growth
Fund." The suffix "VA" was added to each  Fund's  name on May 1, 1999.  Prior to that date,  Oppenheimer  Capital  Appreciation  Fund/VA  was named  "Oppenheimer
Growth Fund," and  Oppenheimer  Main  Street(R)Growth  &  Income Fund/VA was
named "Oppenheimer Growth & Income Fund." Prior to May 1, 1998,  Oppenheimer
Aggressive Growth Fund/VA was named "Oppenheimer Capital Appreciation Fund." All references  to the Fund's Board of Trustees  and Officers  refer to the Trustees and Officers, respectively, of Oppenheimer Variable Account Funds.

|X|  Classes  of  Shares.  The  Trustees  are  authorized,  without  shareholder approval,  to create  new  series  and  classes  of  shares.  The  Trustees  may reclassify  unissued  shares of a Fund into  additional  series  or  classes  of shares.  The  Trustees  also may divide or combine  the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a  shareholder  in the Fund.  Shares do not have  cumulative  voting rights or preemptive  or  subscription  rights.  Shares may be voted by proxy at shareholder meetings.

     The Funds (except for Global Securities Fund/VA) currently have two classes of shares authorized. All Funds offer a class of shares with no name designation referred to in this  Statement of Additional  Information  and the Prospectus as
"non-service  shares." As of December 31, 2002,  all Funds except Money  Fund/VA also offered a service share class,  subject to a Distribution and Service Plan.
As of May 1, 2003,  Global  Securities  Fund/VA also offers a third share class, referred to in this  Statement of Additional  Information  and the Prospectus as
"Class 3." Value Fund/VA currently only offers the class of non-service  shares.
Each class of shares:
o    has its own dividends and distributions,
o    pays certain expenses which may be different for the different classes,
o    may have a different net asset value,
o    may have separate  voting rights on matters in which interests of one class are different from interests of another class, and
o    votes as a class on matters that affect that class alone.

     Shares are freely  transferable  under the terms of the insurance  product, and  each  share  of each  class  has one  vote at  shareholder  meetings,  with fractional  shares  voting  proportionally  on matters  submitted to the vote of shareholders.  Each share of a Fund represents an interest proportionately equal to the interest of each other share of the same class of that Fund.

|X| Meetings of Shareholders.  The Trust is a Massachusetts  business trust, and the Funds are not  required  to hold,  and do not plan to hold,  regular  annual meetings of shareholders. The Funds will hold meetings when required to do so by the Investment  Company Act or other applicable law. They will also do so when a shareholder  meeting is called by the  Trustees  or upon  proper  request of the shareholders.

     Shareholders  have the right,  upon the  declaration  in writing or vote of two-thirds  of the  outstanding  shares of the Funds,  to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.
If the  Trustees  receive a request from at least 10  shareholders  stating that they wish to communicate with other  shareholders to request a meeting to remove a Trustee,  the  Trustees  will then  either  make the Funds'  shareholder  list
available  to  the  applicants  or  mail  their   communication   to  all  other
shareholders at the applicants'  expense.  The  shareholders  making the request must have been  shareholders for at least six months and must hold shares of the
Funds  valued  at  $25,000  or more or  constituting  at least 1% of the  Funds'
outstanding  shares,  whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

|X| Shareholder and Trustee Liability. The Trust's Declaration of Trust contains an express  disclaimer of shareholder  or Trustee  liability and states that all persons extending credit to, doing business with,  contracting with or having or asserting  any claim  against the Trust or the  Trustees  shall look only to the assets of the appropriate  Series for payment,  and neither the shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally  liable for the  obligations of the Trust.  The  Declaration of Trust also states that any  shareholder or former  shareholder  who is held personally liable for the  obligations of the Trust solely by reason of his being or having been a  shareholder  shall be  indemnified  by the Trust  against all losses and expenses arising from such liability.  Upon request,  the Trust shall assume the defense of any such claim and satisfy any  judgment on the claim.  Massachusetts law  permits a  shareholder  of a business  trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances.  However, the risk that a  shareholder  will  incur  any  financial  loss from  being  held to be a
"partner"  of the Trust is limited to the  relatively  remote  circumstances  in which the appropriate Fund would be unable to meet its obligations.

     The Trust's  contractual  arrangements state that any person doing business with the Trust (and each  shareholder of the Funds) agrees under its Declaration of Trust to look solely to the assets of the Funds for satisfaction of any claim or demand that may arise out of any dealings with the Funds.  Additionally,  the
Trustees  shall have no personal  liability  to any such  person,  to the extent permitted by law.

     |X| Board of Trustees and Oversight Committees. The Funds are governed by a
Board  of  Trustees,  which is  responsible  for  protecting  the  interests  of shareholders under Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Funds' activities,  review their performance, and review the actions of the Manager.  Although  the Funds will not  normally  hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on  important  matters,  and  shareholders  have the right to call a meeting  to remove a Trustee or to take other action described in the Trust's Declaration of
Trust.

     The Board of Trustees has an Audit  Committee and a Review  Committee.  The
Audit Committee is comprised solely of Independent Trustees.  The members of the
Audit Committee are Edward L. Cameron (Chairman),  William L. Armstrong,  George
C. Bowen and Robert J. Malone.  The Audit  Committee held seven meetings  during the fiscal year ended December 31, 2002. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors.
Other main functions of the Audit Committee include, but are not limited to: (i)
reviewing  the scope and  results  of audits and the audit  fees  charged;  (ii)
reviewing  reports from the Fund's  independent  auditors  regarding  the Fund's internal accounting  procedures and controls;  and (iii) establishing a separate
line  of  communication   between  the  Fund's  independent   auditors  and  its
independent Trustees.

     The Audit  Committee's  functions  include  selecting and nominating to the full Board, Independent nominees for election as Independent Trustees. The Audit
Committee  may,  but need not  consider  the  advice and  recommendation  of the
Manager and its  affiliates  in  selecting  nominees.  The full Board elects new trustees  except for those  instances  when a shareholder  vote is required.  To date,  the  Committee  has been able to identify from its own resources an ample number of qualified  candidates.  Nonetheless,  shareholders may submit names of individuals,  accompanied by complete and properly  supported  resumes,  for the
Audit Committee's  consideration by mailing such information to the Committee in care of the Funds.  The  Committee  may consider such persons at such time as it meets to consider  possible  nominees.  The  Committee,  however,  reserves sole
discretion  to  determine  the   candidates  to  present  to  the  Board  and/or
shareholders when it meets for the purpose considering potential nominees.

     The members of the Review Committee are Jon S. Fossel (Chairman), Robert G.
Avis, Sam Freedman,  Beverly  Hamilton and F. William  Marshall,  Jr. The Review
Committee  held eight  meetings  during the fiscal year ended December 31, 2002.
Among  other  functions,   the  Review  Committee   reviews  reports  and  makes
recommendations  to the Board  concerning  the fees paid to the Fund's  transfer agent and the services  provided to the Fund by the transfer  agent.  The Review
Committee  also  reviews the Fund's  investment  performance  and  policies  and procedures  adopted by the Fund to comply with Investment  Company Act and other applicable law.

     |X|  Trustees  and Officers of the Funds.  Except Mr.  Murphy,  each of the
Trustees is an "Independent  Trustee," as defined in the Investment Company Act.
Mr. Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his  positions as an officer and director of the Manager,  and as a shareholder  of its parent  company.  Mr. Murphy was elected as a Trustee of the
Funds  with the  understanding  that in the  event  he  ceases  to be the  chief executive  officer of the Manager,  he will resign as a trustee of the Funds and the other Board II Funds (defined below) for which he is a trustee or director.

     The Funds'  Trustees and officers and their  positions  held with the Funds and length of service in such  position(s) and their  principal  occupations and business  affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the
Funds as well as the aggregate dollar range of shares  beneficially owned in any of the Oppenheimer funds overseen by the Trustees.  All of the Trustees are also trustees  or  directors  of the  following  Oppenheimer  funds  (except  for Ms.
Hamilton and Mr.  Malone,  who are not Trustees of Oppenheimer  Senior  Floating
Rate Fund and Mr Murphy is not a Trustee or Managing  General  Partner of any of
the Centennial Funds) (referred to a. "Board II Funds"):

Oppenheimer Cash Reserves                 Oppenheimer  Select Managers
Oppenheimer Champion Income Fund          Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund           Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund               Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund       Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds               Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund  Centennial America Fund, L.P.
                                          Centennial   California   Tax  Exempt
Oppenheimer Main Street Funds,Inc.(R)     Trust
Oppenheimer Main StreetOpportunity Fund(R)Centennial Government Trust
Oppenheimer Main StreetSmall Cap Fund(R)  Centennial Money Market Trust
Oppenheimer Municipal Fund                Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund(R)            Centennial Tax Exempt Trust

      Messrs. Murphy, Molleur, Albers, Bartlett, Evans, Kourkoulakos, Leavy,
Levine, Manioudakis, Monoyios, Steinmetz, Turner, Wilby, Zavanelli, Zack,
Masterson, Vottiero, and Weiss, and Mess. Bechtolt, Feld, Putnam, Switzer,
Wolf and Ives who are officers of the Funds, respectively hold the same offices with one or more of the other Board II Funds as with the Funds. As of
March 31, 2003, the Trustees and officers of the Funds, as a group, owned of record or beneficially less than 1% of any class of shares of any of the
Funds. In addition, each Independent Trustee, and his family members, do not own securities of either the Manager or Distributor of the Board II Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|   Affiliated Transactions and Material Business Relationships. In 2001,
Mr. Swain surrendered for cancellation 60,000 options of Oppenheimer
Acquisition Corp. ("OAC") (the Manager's parent holding company) to
MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential property to Mr.
Freedman on October 23, 2001 for $1.2 million. An independent appraisal of the property supported the sale price.

      The  address of each  Trustee in the chart  below is 6803 S. Tucson Way,
Centennial,  CO 80112-3924.  Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

--------------------------------------------------------------------------------

                             Independent Trustees

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Name, Address,     Principal Occupation(s) During Past   Dollar      Aggregate
                                                                      Dollar
                                                                     Range of
                                                                    y Shares
                                                                    Beneficially
                                                                     Owned in
                   5 Years / Other                       Range of   any of the
Age, Position(s)   Trusteeships/Directorships Held by    Shares     Oppenheimer
Held with Fund     Trustee / Number of Portfolios in     Beneficiall   Funds
and Length of      Fund Complex Currently Overseen by    Owned in    Overseen
Service            Trustee                               each Funds by Trustee

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           As of December 31,
                                                                  2002

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

James C. Swain,    Formerly,   Chief  Executive  Officer    None       Over
 Chairman and      (until  August 27, 2002) of the Board             $100,000
Trustee since 1984 II  Funds,   Vice   Chairman   (until
Age: 69.           January 2, 2002) of the  Manager  and
                   President   and  a  director   (until
                   1997) of Centennial  Asset Management
                   Corporation      (a      wholly-owned
                   investment   advisory  subsidiary  of
                   the Manager).  Oversees 42 portfolios
                   in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

William L.         Chairman  of  the  following  private    None     $50,001-
Armstrong,         mortgage  banking  companies:  Cherry             $100,000
Trustee since 1999 Creek Mortgage  Company (since 1991),
Age: 66.           Centennial   State  Mortgage  Company
                   (since  1994),  The El Paso  Mortgage
                   Company   (since   1993),   Transland
                   Financial   Services,   Inc.   (since
                   1997);   Chairman  of  the  following
                   private  companies:   Great  Frontier
                   Insurance  (insurance  agency) (since
                   1995),  Ambassador Media  Corporation
                   and Broadway  Ventures  (since 1984);
                   a director  of the  following  public
                   companies:  Helmerich  & Payne,  Inc.
                   (oil   and  gas   drilling/production
                   company)     (since     1992)     and
                   UNUMProvident   (insurance   company)
                   (since 1991).  Mr.  Armstrong is also
                   a Director/Trustee  of Campus Crusade
                   for    Christ    and   the    Bradley
                   Foundation.  Formerly a  director  of
                   the  following:   Storage  Technology
                   Corporation     (a      publicly-held
                   computer      equipment      company)
                   (1991-February  2003),  International
                   Family   Entertainment    (television
                   channel)    (1992-1997)   and   Natec
                   Resources,    Inc.   (air   pollution
                   control    equipment   and   services
                   company)  (1991-1995),  Frontier Real
                   Estate,   Inc.    (residential   real
                   estate  brokerage)  (1994-1999),  and
                   Frontier   Title   (title   insurance
                   agency)   (1995-June  1999);  a  U.S.
                   Senator (January  1979-January 1991).
                   Oversees   42   portfolios   in   the
                   OppenheimerFunds complex.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Robert G. Avis,    Formerly,  Director and  President of    None    $1-$10,000
Trustee since 1993 A.G. Edwards Capital,  Inc.  (General
Age: 71.           Partner  of  private   equity  funds)
                   (until  February   2001);   Chairman,
                   President    and   Chief    Executive
                   Officer  of  A.G.   Edwards  Capital,
                   Inc.   (until   March   2000);   Vice
                   Chairman   and   Director   of   A.G.
                   Edwards,  Inc.  and Vice  Chairman of
                   A.G.   Edwards  &  Sons,   Inc.  (its
                   brokerage company  subsidiary) (until
                   March   1999);   Chairman   of   A.G.
                   Edwards   Trust  Company  and  A.G.E.
                   Asset     Management      (investment
                   advisor)  (until March  1999);  and a
                   Director  (until  March 2000) of A.G.
                   Edwards  &  Sons  and  A.G.   Edwards
                   Trust     Company.     Oversees    42
                   portfolios  in  the  OppenheimerFunds
                   complex.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

George C. Bowen,   Formerly  (until April 1999):  Senior    None       Over
Trustee since 1999 Vice President  (from September 1987)             $100,000
Age: 66.           and  Treasurer  (from  March 1985) of
                   the  Manager;  Vice  President  (from
                   June  1983)  and   Treasurer   (since
                   March   1985)   of   OppenheimerFunds
                   Distributor,  Inc. (a  subsidiary  of
                   the Manager);  Senior Vice  President
                   (since  February   1992),   Treasurer
                   (since    July    1991)     Assistant
                   Secretary   and  a  director   (since
                   December  1991) of  Centennial  Asset
                   Management     Corporation;      Vice
                   President  (since  October  1989) and
                   Treasurer   (since   April  1986)  of
                   HarbourView      Asset     Management
                   Corporation  (an investment  advisory
                   subsidiary     of    the    Manager);
                   President,  Treasurer  and a director
                   (June     1989-January    1990)    of
                   Centennial  Capital  Corporation  (an
                   investment   advisory  subsidiary  of
                   the  Manager);   Vice  President  and
                   Treasurer  (since  August  1978)  and
                   Secretary   (since   April  1981)  of
                   Shareholder    Services,    Inc.   (a
                   transfer  agent   subsidiary  of  the
                   Manager);  Vice President,  Treasurer
                   and Secretary  (since  November 1989)
                   of  Shareholder  Financial  Services,
                   Inc. (a transfer agent  subsidiary of
                   the  Manager);   Assistant  Treasurer
                   (since  March  1998)  of  Oppenheimer
                   Acquisition   Corp.   (the  Manager's
                   parent    corporation);     Treasurer
                   (since  November 1989) of Oppenheimer
                   Partnership    Holdings,    Inc.   (a
                   holding  company  subsidiary  of  the
                   Manager);    Vice    President    and
                   Treasurer   (since   July   1996)  of
                   Oppenheimer  Real  Asset  Management,
                   Inc.    (an    investment    advisory
                   subsidiary  of  the  Manager);  Chief
                   Executive    Officer   and   director
                   (since  March  1996)  of  MultiSource
                   Services,   Inc.   (a   broker-dealer
                   subsidiary     of    the    Manager);
                   Treasurer  (since  October  1997)  of
                   OppenheimerFunds  International  Ltd.
                   and Oppenheimer  Millennium Funds plc
                   (offshore       fund       management
                   subsidiaries    of   the    Manager).
                   Oversees   42   portfolios   in   the
                   OppenheimerFunds complex.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Edward L. Cameron, A member  of The Life  Guard of Mount    None     $50,001-
Trustee since 1999 Vernon,   George   Washington's  home             $100,000
Age: 64.           (since  June 2000).  Formerly  (March
                   2001 - May 2002)  Director of Genetic
                   ID,  Inc.  and  its  subsidiaries  (a
                   privately  held biotech  company);  a
                   partner  with  PricewaterhouseCoopers
                   LLP (from  1974-1999)  (an accounting
                   firm) and Chairman (from  1994-1998),
                   Price     Waterhouse    LLP    Global
                   Investment     Management    Industry
                   Services    Group.     Oversees    42
                   portfolios  in  the  OppenheimerFunds
                   complex.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Jon S. Fossel,     Chairman  and  Director  (since 1998)    None       Over
Trustee since      of Rocky  Mountain Elk  Foundation (a             $100,000
1990               not-for-profit  foundation);   and  a
Age: 61            director   (since  October  1999)  of
                   P.R.   Pharmaceuticals  (a  privately
                   held company) and  UNUMProvident  (an
                   insurance  company)  (since  June  1,
                   2002).   Formerly   Chairman   and  a
                   director  (until  October  1996)  and
                   President    and   Chief    Executive
                   Officer  (until  October 1995) of the
                   Manager;  President,  Chief Executive
                   Officer    and    a    director    of
                   Oppenheimer     Acquisition    Corp.,
                   Shareholders    Services   Inc.   and
                   Shareholder    Financials   Services,
                   Inc.  (until October 1995).  Oversees
                   42       portfolios       in      the
                   OppenheimerFunds complex.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Sam Freedman,      Director   of   Colorado   Uplift  (a    None       Over
Trustee since      non-profit  charity) (since September             $100,000
1996               1984).  Formerly (until October 1994)
Age: 62.           Mr.  Freedman held several  positions
                   in     subsidiary    or    affiliated
                   companies  of the  Manager.  Oversees
                   42       portfolios       in      the
                   OppenheimerFunds complex.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Beverly L.         Trustee  (since  1996) of  MassMutual    None    $10,001-$50,000
Hamilton, Trustee  Institutional   Funds   and   of  MML
since 2002         Series   Investment   Fund  (open-end
Age: 56.           investment  companies);  Director  of
                   MML  Services  (since April 1987) and
                   America   Funds   Emerging    Markets
                   Growth  Fund  (since   October  1991)
                   (both are investment companies),  The
                   California  Endowment (a philanthropy
                   organization)   (since  April  2002),
                   and  Community  Hospital  of Monterey
                   Peninsula,  (since  February 2002); a
                   trustee  (since   February  2000)  of
                   Monterey  International  Studies  (an
                   educational  organization),   and  an
                   advisor   to   Unilever   (Holland)'s
                   pension  fund  and to  Credit  Suisse
                   First    Boston's    Sprout   venture
                   capital unit.  Mrs.  Hamilton also is
                   a    member    of   the    investment
                   committees    of   the    Rockefeller
                   Foundation,    the    University   of
                   Michigan   and   Hartford   Hospital.
                   Formerly,     President     (February
                   1991-April   2000)  ARCO   Investment
                   Management   Company.   Oversees   41
                   portfolios  in  the  OppenheimerFunds
                   complex.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Robert J. Malone,  Director   (since   2001)   of  Jones    None       Over
Trustee since 2002 Knowledge,  Inc.  (a  privately  held             $100,000
Age: 58.           company),  U.S.  Exploration,   Inc.,
                   (since  1997),   Colorado  UpLIFT  (a
                   non-profit    organization)    (since
                   1986) and a trustee of the  Gallagher
                   Family     Foundation     (non-profit
                   organization)      (since      2000).
                   Formerly,  Chairman  of U.S.  Bank (a
                   subsidiary   of  U.S.   Bancorp   and
                   formerly   Colorado  National  Bank,)
                   (July   1996-April  1,  1999)  and  a
                   director of Commercial  Assets,  Inc.
                   (a  REIT)  (1993-2000).  Oversees  41
                   portfolios  in  the  OppenheimerFunds
                   complex.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

F. William         Trustee  (since  1996) of  MassMutual    None       Over
Marshall, Jr.,     Institutional   Funds   and   of  MML             $100,000
Trustee since 2000 Series   Investment   Fund  (open-end
Age: 61.           investment    companies);     Trustee
                   (since  1987),  Chairman of the Board
                   (since  2003)  and  Chairman  of  the
                   investment   committee  (since  1994)
                   for    the     Worcester     Polytech
                   Institute;  President  and  Treasurer
                   (since  January 1999) of the SIS Fund
                   (a private not for profit  charitable
                   fund);  Trustee  (since  1995) of the
                   Springfield    Library   and   Museum
                   Association;  Trustee (since 1996) of
                   the   Community   Music   School   of
                   Springfield.  Formerly, member of the
                   investment     committee    of    the
                   Community   Foundation   of   Western
                   Massachusetts    (1998    -    2003);
                   Chairman (January  1999-July 1999) of
                   SIS & Family Bank,  F.S.B.  (formerly
                   SIS    Bank);    President,     Chief
                   Executive  Officer and Director  (May
                   1993-December  1998) of SIS Bankcorp,
                   Inc.    and   SIS   Bank    (formerly
                   Springfield  Institution for Savings)
                   and    Executive    Vice    President
                   (January  1999-July  1999) of Peoples
                   Heritage    Financial   Group,   Inc.
                   Oversees   42   portfolios   in   the
                   OppenheimerFunds complex.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The address of Mr.  Murphy in the chart below is 498  Seventh  Avenue,  New
York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

   Interested
  Trustee and
    Officer

---------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Name, Address,  Principal  Occupation(s)  During  Past 5 Dollar      Aggregate
                                                                      Dollar
                                                                     Range of
                                                                    y Shares
Age,                                                     Range of   Beneficially
Position(s)     Years               /              Other Shares      Owned in
Held with Fund  Trusteeships/Directorships    Held    by Beneficiallany of the
and Length of   Trustee / Number of  Portfolios  in Fund Owned in   Oppenheimer
Service         Complex Currently Overseen by Trustee    each Funds    Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           As of December 31,
                                                                  2002

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

John V.         Chairman,  Chief  Executive  Officer and     None      Over
Murphy,         director    (since    June   2001)   and               $100,000
President and   President  (since September 2000) of the
Trustee, since  Manager;  President  and a  director  or
2001            trustee  of  other  Oppenheimer   funds;
Age: 53.        President  and a  director  (since  July
                2001) of Oppenheimer  Acquisition  Corp.
                and    of    Oppenheimer     Partnership
                Holdings,   Inc.;   a  director   (since
                November   2001)   of   OppenheimerFunds
                Distributor,   Inc.;   Chairman   and  a
                director    (since    July    2001)   of
                Shareholder   Services,   Inc.   and  of
                Shareholder  Financial  Services,  Inc.;
                President  and a  director  (since  July
                2001)   of    OppenheimerFunds    Legacy
                Program  (a  charitable   trust  program
                established by the Manager);  a director
                of  the  following  investment  advisory
                subsidiaries of OppenheimerFunds,  Inc.:
                OFI   Institutional   Asset  Management,
                Inc.  and  Centennial  Asset  Management
                Corporation   (since   November   2001),
                HarbourView       Asset       Management
                Corporation      and     OFI     Private
                Investments,  Inc.  (since  July  2001);
                President  (since  November 1, 2001) and
                a   director   (since   July   2001)  of
                Oppenheimer   Real   Asset   Management,
                Inc.; a director  (since  November 2001)
                of Trinity  Investment  Management Corp.
                and Tremont Advisers,  Inc.  (investment
                advisory  affiliates  of  the  Manager);
                Executive    Vice    President    (since
                February 1997) of  Massachusetts  Mutual
                Life  Insurance  Company (the  Manager's
                parent company);  a director (since June
                1995) of DLB Acquisition  Corporation (a
                holding  company  that  owns  shares  of
                David  L.   Babson  &  Company,   Inc.);
                formerly,    Chief   Operating   Officer
                (September   2000-June   2001)   of  the
                Manager;     President    and    trustee
                (November  1999-November  2001)  of  MML
                Series  Investment  Fund and  MassMutual
                Institutional       Funds      (open-end
                investment   companies);    a   director
                (September  1999-August  2000)  of  C.M.
                Life   Insurance   Company;   President,
                Chief  Executive  Officer  and  director
                (September  1999-August 2000) of MML Bay
                State   Life   Insurance    Company;   a
                director   (June   1989-June   1998)  of
                Emerald   Isle   Bancorp  and   Hibernia
                Savings Bank (a wholly-owned  subsidiary
                of Emerald  Isle  Bancorp).  Oversees 74
                portfolios   in   the   OppenheimerFunds
                complex.

--------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: Messes.
Molleur, Albers, Bartlett, Evans, Kourkoulakos, Leavy, Levine, Manioudakis,
Monoyios, Steinmetz, Turner, Wilby, Zavanelli, and Zack and Mess. Feld,
Putnam, and Switzer, 498 Seventh Avenue, New York, NY 10018; for Messrs.
Masterson, Vottiero, Weiss and Wixted and Mess. Bechtolt, Ives and Wolf 6803
S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

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                            Officers of the Funds

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-------------------------------------------------------------------------------

Name, Address, Age,     Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund and Length of
Service

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-------------------------------------------------------------------------------

Charles Albers          Senior  Vice  President  (since  April  1998)  of  the
Vice President and      Manager; a Certified  Financial Analyst; an officer of
Portfolio Manager       6   portfolios   in  the   OppenheimerFunds   complex;
since 1998              formerly a Vice  President and  portfolio  manager for
Age:  62                Guardian Investor Services,  the investment management
                        subsidiary  of The  Guardian  Life  Insurance  Company
                        (1972 - April 1998).

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Bruce Bartlett          Senior  Vice  President  (since  January  1999) of the
Vice President and      Manager;   an   officer   of  6   portfolios   in  the
Portfolio Manager       OppenheimerFunds   complex.   Prior  to  joining   the
since 1999              Manager in April,  1995,  he was a Vice  President and
Age:  53                Senior   Portfolio   Manager   at  First  of   America
                        Investment Corp. (September 1986 - April 1995).

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George Evans            Vice  President of the Manager  (since  October  1993)
Vice President and      and  of  HarbourView   Asset  Management   Corporation
Portfolio Manager       (since July 1994);  an officer of 2 portfolios  in the
since 1993              OppenheimerFunds complex.
Age:  43

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Emmanuel Ferreira       Vice  President of the Manager  (since  January 2003).
Vice President and      An officer  of 2  portfolios  in the  OppenheimerFunds
Portfolio Manager       complex.   Formerly,   Portfolio  Manager  at  Lashire
since 2003              Investments  (July  1999-December  2002), and a Senior
Age:  35                Analyst  at  Mark  Asset  Management  (July  1997-June
                        1999).

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Dimitrios Kourkoulakos  Vice President of the Manager (since  December  2001);
Vice President and      an officer  of 3  portfolios  in the  OppenheimerFunds
Portfolio Manager       complex;  formerly a High Yield  Analyst (1998 - 2001)
since 2002              and a Securities Analyst (1995 - 1998) of the Manager.
Age:  36

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Christopher Leavy       Senior Vice President (since September 2000) of the
Vice President and      Manager; an officer of 6 portfolios in the
Portfolio Manager       OppenheimerFunds complex; prior to joining the
since 2000              Manager in September 2000, he was a portfolio manager
Age:  32                of Morgan Stanley Dean Witter Investment Management
                        (from 1997) prior to which he was a portfolio manager
                        and equity analyst of Crestar Asset Management (from
                        1995).

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Michael S. Levine       Vice  President  (since June 1998) of the Manager;  an
Vice President and      officer  of  2  portfolios  in  the   OppenheimerFunds
Portfolio Manager       complex;   formerly   Assistant   Vice  President  and
since 1998              Portfolio  Manager of the  Manager  (April 1996 - June
Age:  37                1998);  prior to joining the Manager in June 1994,  he
                        was a portfolio  manager and  research  associate  for
                        Amas Securities, Inc. (February 1990 - February 1994).

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-------------------------------------------------------------------------------

Angelo Manioudakis      Senior  Vice  President  of the Manager  (since  April
Vice President and      2002);   an   officer   of  12   portfolios   in   the
Portfolio Manager       OppenheimerFunds  complex; formerly Executive Director
since 2003              and   portfolio   manager  for   Miller,   Anderson  &
Age:  36                Sherrerd,  a  division  of Morgan  Stanley  Investment
                        Management (August 1993-April 2002).

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-------------------------------------------------------------------------------

Nikolaos D. Monoyios    Vice President of the Manager  (since April 1998);  an
Vice President and      officer  of  4  portfolios  in  the   OppenheimerFunds
Portfolio Manager       complex;  a Certified  Financial  Analyst;  formerly a
since 1998              Vice  President  and  portfolio  manager for  Guardian
Age:  53                Investor   Services,    the   investment    management
                        subsidiary  of The  Guardian  Life  Insurance  Company
                        (1979 - March 1998).

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Jane Putnam             Vice  President of the Manager  (since  October 1995);
Vice President and      an officer  of 2  portfolios  in the  OppenheimerFunds
Portfolio Manager       complex;  before  joining the Manager in May 1994, she
since 1995              was a portfolio  manager and equity  research  analyst
Age:  42                for Chemical Bank (June 1989 - May 1994).

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-------------------------------------------------------------------------------

Arthur P. Steinmetz     Senior  Vice  President  of the Manager  (since  March
Vice President and      1993) and of HarbourView Asset Management  Corporation
Portfolio Manager       (since March  2000);  an officer of 11  portfolios  in
since 2003              the OppenheimerFunds complex.
Age:  44

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-------------------------------------------------------------------------------

Susan Switzer           Vice President of the Manager (since  December  2000);
Vice President and      Assistant  Vice  President  of the  Manager  (December
Portfolio Manager       1997 - December  2000);  an officer of 1 portfolios in
since 2003              the  OppenheimerFunds  complex.  Prior to joining  the
Age:  37                Manager,  she was a  portfolio  manager  at  Neuberger
                        Berman (November 1994 - November 1997).

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

James F. Turner, II     Vice  President and  Portfolio  Manager of the Manager
Vice President and      since March 2001;  an officer of 3  portfolios  in the
Portfolio Manager       OppenheimerFunds  complex;  formerly portfolio manager
since 2001              for  Technology  Crossover  Ventures (May 2000 - March
Age:  36                2001);   Assistant   Vice   President   and  Associate
                        Portfolio  Manager of the Manager  (August  1999 - May
                        2000);  securities  analyst for the  Manager  (October
                        1996 - August  1999);  and a  securities  analyst with
                        First of America  Investment  Corporation  (May 1994 -
                        October 1996).

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Barry D. Weiss          Vice  President of the Manager  (since July 2001);  an
Vice President and      officer  of  7  portfolios  in  the   OppenheimerFunds
Portfolio Manager       complex;  formerly Assistant Vice President and Senior
since 2001              Credit  Analyst  of the  Manager  (February  2000-June
Age: 38.                2001).  Prior to joining the Manager in February 2000,
                        he was Associate Director,  Structured Finance,  Fitch
                        IBCA  Inc.   (April  1998  -  February   2000);   News
                        Director,  Fitch Investors  Service  (September 1996 -
                        April 1998);  and Senior Budget  Analyst,  City of New
                        York,  Office of Management & Budget  (February 1990 -
                        September 1996).

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

William L. Wilby        Senior  Vice  President  of the  Manager  (since  July
Vice President and      1994) and of HarbourView Asset Management  Corporation
Portfolio Manager       (since May 1999); Senior Investment Officer,  Director
since 1994              of  International  Equities  (since  May  2000) of the
Age:  58                Manager;   an   officer   of  2   portfolios   in  the
                        OppenheimerFunds  complex;  formerly Vice President of
                        the   Manager   (October   1991-  July  1994)  and  of
                        HarbourView Asset Management  Corporation (June 1992 -
                        May 1999).

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Carol E. Wolf           Senior  Vice  President   (since  June  2000)  of  the
Vice President and
Portfolio Manager       Manager;   an   officer   of  7   portfolios   in  the
since 2000              OppenheimerFunds  complex;  formerly Vice President of
Age: 51                 the Manager (June 1990 - June 2000).

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Mark Zavanelli          Vice President  (since  November 2000) of the Manager;
Vice President and      a  Chartered   Financial  Analyst;  an  officer  of  2
Portfolio Manager       portfolios in the OppenheimerFunds  complex.  Prior to
since 2000              joining  the Manager in May 1998 he was  President  of
Age:  32                Waterside Capital Management,  a registered investment
                        advisor  (August  1995 - April  1998) and a  financial
                        research  analyst  for  Elder  Research  (June  1997 -
                        April 1998).

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Brian W. Wixted         Senior  Vice  President  and  Treasurer  (since  March
Treasurer since 1999    1999) of the Manager;  Treasurer (since March 1999) of
Age: 43                 HarbourView Asset Management Corporation,  Shareholder
                        Services,  Inc.,  Oppenheimer  Real  Asset  Management
                        Corporation,  Shareholder  Financial  Services,  Inc.,
                        Oppenheimer  Partnership  Holdings,  Inc., OFI Private
                        Investments,      Inc.     (since     March     2000),
                        OppenheimerFunds  International  Ltd. and  Oppenheimer
                        Millennium   Funds  plc   (since  May  2000)  and  OFI
                        Institutional  Asset Management,  Inc. (since November
                        2000);  Treasurer and Chief  Financial  Officer (since
                        May  2000)  of  Oppenheimer  Trust  Company  (a  trust
                        company   subsidiary   of  the   Manager);   Assistant
                        Treasurer    (since   March   1999)   of   Oppenheimer
                        Acquisition Corp. and OppenheimerFunds  Legacy Program
                        (since  April  2000);  formerly  Principal  and  Chief
                        Operating  Officer (March  1995-March  1999),  Bankers
                        Trust   Company-Mutual  Fund  Services  Division.   An
                        officer  of  90  portfolios  in  the  OppenheimerFunds
                        complex.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Connie Bechtolt         Assistant Vice President of the Manager  (since
Assistant Treasurer     September 1998); formerly Manager/Fund Accounting
since 2002              (September 1994-September 1998) of the Manager. An
Age: 39                 officer of 90 portfolios in the OppenheimerFunds
                        complex.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Philip Vottiero         Vice  President/Fund  Accounting of the Manager (since
Assistant Treasurer     March   2002;   formerly   Vice    President/Corporate
since 2002              Accounting  of  the  Manager  (July  1999-March  2002)
Age: 39                 prior to  which  he was  Chief  Financial  Officer  at
                        Sovlink   Corporation   (April   1996-June  1999).  An
                        officer  of  90  portfolios  in  the  OppenheimerFunds
                        complex.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Robert G. Zack          Senior  Vice  President  (since May 1985) and  General
Vice President &    Counsel (since February 2002) of the Manager;  General
Secretary since 2001    Counsel  and  a  director  (since  November  2001)  of
Age: 54                 OppenheimerFunds   Distributor,   Inc.;   Senior  Vice
                        President and General  Counsel  (since  November 2001)
                        of  HarbourView  Asset  Management  Corporation;  Vice
                        President  and a  director  (since  November  2000) of
                        Oppenheimer  Partnership  Holdings,  Inc.; Senior Vice
                        President,  General  Counsel  and  a  director  (since
                        November   2001)  of   Shareholder   Services,   Inc.,
                        Shareholder  Financial  Services,  Inc.,  OFI  Private
                        Investments,  Inc.,  Oppenheimer Trust Company and OFI
                        Institutional Asset Management,  Inc.; General Counsel
                        (since November 2001) of Centennial  Asset  Management
                        Corporation;  a  director  (since  November  2001)  of
                        Oppenheimer  Real Asset  Management,  Inc.;  Assistant
                        Secretary  and a  director  (since  November  2001) of
                        OppenheimerFunds  International  Ltd.;  Vice President
                        (since  November  2001)  of  OppenheimerFunds   Legacy
                        Program;    Secretary   (since   November   2001)   of
                        Oppenheimer   Acquisition   Corp.;   formerly   Acting
                        General  Counsel  (November  2001-February  2002)  and
                        Associate General Counsel (May  1981-October  2001) of
                        the  Manager;   Assistant   Secretary  of  Shareholder
                        Services,  Inc. (May 1985-November 2001),  Shareholder
                        Financial  Services,   Inc.  (November   1989-November
                        2001);   OppenheimerFunds   International   Ltd.   And
                        Oppenheimer     Millennium    Funds    plc    (October
                        1997-November  2001).  An officer of 90  portfolios in
                        the OppenheimerFunds complex.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Katherine P. Feld       Vice  President and Senior  Counsel  (since July 1999)
Assistant Secretary     of the Manager;  Vice  President  (since June 1990) of
since 2001              OppenheimerFunds  Distributor,  Inc.;  Director,  Vice
Age: 44                 President  and Assistant  Secretary  (since June 1999)
                        of  Centennial  Asset  Management  Corporation;   Vice
                        President  (since  1997)  of  Oppenheimer  Real  Asset
                        Management,   Inc.;   formerly   Vice   President  and
                        Associate  Counsel  of  the  Manager  (June  1990-July
                        1999).   An   officer   of  90   portfolios   in   the
                        OppenheimerFunds complex.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Kathleen T. Ives        Vice  President  and  Assistant  Counsel  (since  June
Assistant Secretary     1998) of the Manager;  Vice President  (since 1999) of
since 2001              OppenheimerFunds  Distributor,  Inc.;  Vice  President
Age: 37                 and Assistant  Secretary  (since 1999) of  Shareholder
                        Services,  Inc.;  Assistant  Secretary (since December
                        2001)   of   OppenheimerFunds   Legacy   Program   and
                        Shareholder   Financial   Services,   Inc.;   formerly
                        Assistant Vice President and Assistant  Counsel of the
                        Manager (August 1997-June 1998);  Assistant Counsel of
                        the Manager (August  1994-August  1997). An officer of
                        90 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Philip T. Masterson     Vice President and Assistant Counsel of the Manager
Assistant Secretary     (since July 1998); formerly, an associate with Davis,
since 2002              Graham, & Stubbs LLP (January 1997-June 1998). An
Age: 39                 officer of 90 portfolios in the OppenheimerFunds
                        complex.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Denis R. Molleur        Vice  President  and  Senior  Counsel  of the  Manager
Assistant Secretary     (since  July  1999);  formerly  a Vice  President  and
since 2001              Associate Counsel of the Manager (September  1995-July
Age: 45                 1999).   An   officer   of  83   portfolios   in   the
                        OppenheimerFunds complex.

-------------------------------------------------------------------------------

      |X|   Remuneration of Trustees. The officers of the Funds and one
Trustee of the Fund (Mr. Murphy) are affiliated with the Manager and receive no salary or fee from the Funds. The remaining Trustees of the Funds received the compensation shown below. The compensation from the Funds were paid during their fiscal year ended December 31, 2002. The compensation from all of the Board II funds includes the compensation from the Funds and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2002.

------------------------------------------------------------------------------

  Trustee Name and Other Fund        Aggregate       Total Compensation From
                                                      All Oppenheimer Funds
                                    Compensation       For Which Individual
                                 from the Funds as          Serves As
  Position(s) (as applicable)      of Fiscal Year        Trustee/Director
                                 Ended December 31,  As of December 31, 2002
                                       20021                (42 Funds)

------------------------------------------------------------------------------
------------------------------------------------------------------------------

 James C. Swain                       $33,846                $177,996
  Chairman   of  the  Board  of
  Trustees

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------------------------------------------------------------------------------

William L. Armstrong                  $17,507                $92,076
  Audit Committee Member

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Robert G. Avis                        $17,532                $92,199
  Review Committee Member

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------------------------------------------------------------------------------

George Bowen                          $17,328                $91,124
 Audit Committee Member

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------------------------------------------------------------------------------

Edward L. Cameron                     $18,968                $99,743
  Audit Committee Chairman

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Jon S. Fossel                         $17,986                $94,590
  Review Committee Chairman

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Sam Freedman                          $17,532                $92,199
  Review Committee Member

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Beverly Hamilton2                     $11,0893              $113,6594
   Review Committee Member

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Robert J. Malone2                     $11,0895               $58,326
   Audit Committee Member

------------------------------------------------------------------------------
------------------------------------------------------------------------------

F. William Marshall, Jr.              $17,328               $138,1246
  Review Committee Member

------------------------------------------------------------------------------

Effective July 1, 2002, C. Howard Kast and Robert M. Kirchner retired as
Trustees from the Board II Funds. For the fiscal year ended December 31,
2002, Mr. Kast received $7,882 and Mr. Kirchner received $7,226 aggregate compensation from the Fund. For the calendar year ended December 31, 2002,
Mr. Kast received $41,451 and Mr. Kirchner received $38,001 total compensation from all of the Oppenheimer funds for which they served as
Trustee.
1.    Aggregate Compensation From Fund includes fees and deferred compensation, if any, for a Trustee.
2.    Mrs. Hamilton and Mr. Malone were elected as Trustees of the Board II
   Funds effective June 1, 2002. Compensation for Mrs. Hamilton and Mr.
   Malone was paid by all the Board II Funds, with the exception of
   Oppenheimer Senior Floating Rate Fund for which they currently do not serve as Trustees (total of 41 Oppenheimer funds).
3.    Includes $5,510 deferred under Deferred Compensation Plan described below.
4.    Includes $55,333 compensation (of which 100% was deferred under a deferred compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end investment companies (MassMutual Institutional Funds and
   MML Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the MassMutual International Equity Fund, a series of
   MassMutual Institutional Funds.
5.    Includes $11,089 deferred under Deferred Compensation Plan described below.
6.    Includes $47,000 compensation paid to Mr. Marshall for serving as a trustee by two open-end investment companies (MassMutual Institutional
   Funds and MML Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the MassMutual International Equity Fund, a series of MassMutual Institutional Funds.
7.    Effective July 1, 2002, Messrs. Kast and Kirchner retired as Trustees from the Board II funds.
* For purposes of this section only, "Fund Complex" includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment Fund in
accordance with the instructions for Form N-1A. The Manager does not consider
MassMutual Institutional Funds and MML Series Investment Fund to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

      |X|   Deferred Compensation Plan for Trustees. The Board of Trustees
has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

    Deferral of Trustee's fees under the plan will not materially affect the
Funds' assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Funds may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

|X| Major Shareholders. As of March 17, 2003, the only entities owning of record or known by the management of the Trust to be beneficial owners of 5% or more of the outstanding shares of any Fund were the Manager and the following  insurance companies and their respective affiliates:
(i)   Allianz Life Insurance Company of North America ("Allianz"),
         Minneapolis, MN;
(ii)  Allmerica Financial Life Insurance & Annuity Company ("Allmerica"),
         Worcester, MA;
(iii) Allstate Life Insurance Company, ("Allstate"), Northbrook, IL;
(iv)  American Express Financial Advisors Inc. ("American Express"),
         Minneapolis, MN;
(v)   American General Annuity Insurance Company ("American General"),
         Houston, TX;
(vi)  CUNA Mutual Life Insurance Company ("CUNA"), Madison, WI;
(vii) GE Life & Annuity Assurance Company ("GE"), Richmond, VA;
(viii)......ING Life Insurance and Annuity Company ("ING"), Hartford, CT;
(ix)  Massachusetts Mutual Life Insurance Company ("MassMutual"),
         Springfield, MA;
(x)   Minnesota Life Insurance Company ("Minnesota"), St. Paul, MN;
(xi)  Monarch Life Insurance Company ("Monarch"), Springfield MA;
(xii) Nationwide Life Insurance Company ("Nationwide"), Columbus, OH;
(xiii)......Protective Life Insurance Company ("Protective"), Birmingham, AL;
(xiv) The Prudential Insurance Company of America ("Prudential"), Newark, NJ;
(xv)  Sage Life Assurance of America, Inc. ("Sage"), Stamford, CT;
(xvi) Transamerica Life Insurance Company ("Transamerica"), Cedar Rapids, IO;and
(xvii)......Travelers Insurance Company ("Travelers"), Hartford, CT.
Such shares were held as shown in Appendix C.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X|   Code of Ethics. The Funds (except Money Fund/VA), the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers that would compete with or take advantage of the Funds' portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Funds and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Funds' registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Funds' registration statement on the SEC's EDGAR database at the
SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

      |X|   The Investment Advisory Agreements. The Manager provides
investment advisory and management services to each Fund under an investment advisory agreement between the Manager and the Trust for each Fund. The
Manager selects securities for the Funds' portfolios and handles their day-to-day business. The portfolio managers of the Funds are employed by the
Manager and are the persons who are principally responsible for the day-to-day management of the Funds' portfolios. Other members of the
Manager's Teams provide the portfolio managers with counsel and support in managing the Funds' portfolios. For Global Securities Fund/VA, this includes
George Evans and Frank Jennings. Similarly, other members of the Manager's
Fixed Income Portfolio Department, particularly portfolio analysts, traders and other portfolio managers having broad experience with domestic and international government and fixed-income securities, provide the portfolio managers of the High Income Fund/VA, Bond Fund/VA and Strategic Bond Fund/VA
with support in managing the portfolios of those Funds.

      The agreements require the Manager, at its expense, to provide the
Funds with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the
Funds. Those responsibilities include the compilation and maintenance of records with respect to operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

    The Funds pay expenses not expressly assumed by the Manager under the agreements, or by the Distributor under the General Distributor's Agreements for Service shares. The advisory agreement lists examples of expenses paid by the Funds. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of each
Fund as a whole. Prior to May 1, 1999, the advisory agreement for Aggressive
Growth Fund/VA did not include a breakpoint above $800 million. Whenever more than one class of shares is issued, the fees are allocated to each class of shares based upon the relative proportion of a Fund's net assets represented by that class.

    The Agreements contain no expense limitation. However, from January 1,
2002 to December 17, 2002, the Manager had undertaken to voluntarily reduce the management fee of Strategic Bond Fund/VA, if the relative performance of that Fund was at or below the following criteria. If the trailing 12-month performance of Strategic Bond Fund/VA at the end of any calendar quarter were ranked by Lipper, Inc. ("Lipper") in the fifth quintile of the Lipper peer group for that Fund (funds dedicated to variable insurance products in
Lipper's general bond funds category), the Manager had undertaken to reduce the management fee for that Fund by 0.10% for the following fiscal quarter and for each quarter thereafter until its performance improved, and if ranked in the fourth quintile of that peer group, the Manager had undertaken to reduce the management fee by 0.05% for the following fiscal quarter and for each quarter thereafter until its performance improved. The Fund's peer ranking did improve, and the management fee waiver was terminated effective
December 17, 2002.

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           Management Fees for the Fiscal Year Ended December 311

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Fund                               2000            2001            2002

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Aggressive Growth Fund/VA      $18,407,015      $12,164,540     $8,292,465

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Bond Fund/VA                    $4,030.064      $ 4,571,739     $4,896,856

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Capital Appreciation Fund/VA   $12,361,613      $12,843,798     $10,670,415

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Global Securities Fund/VA      $13,531,073      $12,404,364     $11,712,612

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High Income Fund/VA             $2,436,299      $2,563,318      $2,518,441

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Main Street Fund(R)/VA            $5,651,580      $7,073,905      $7,045,796

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Main Street Small Cap           $94,162         $114,814        $170,358
Fund(R)/VA

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Money Fund/VA                    $920,505       $1,294,520      $1,738,866

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Multiple Strategies Fund/VA     $4,090,208      $4,312,500      $3,758,161

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------------------------------------------------------------------------------

Strategic Bond Fund/VA          $2,147,021      $2,440,218      $2,771,6432

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1.    Shares of Value Fund/VA were not offered for sale during the periods shown.
2.    The Manager voluntarily reimbursed $ 44,031 in management fees under the expense limitation described above. Management fees are shown in the table before reimbursement.

    The investment advisory agreements state that in the absence of willful misfeasance, bad faith or, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

    The agreements permit the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to a Fund, the Manager may withdraw the right of that Fund to use the name "Oppenheimer" as part of its name.

|X|   Annual Approval of Investment Advisory Agreements. Each year, the Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement for each Fund. The
Investment Company Act requires that the Board request and evaluate and the
Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Funds pay with respect to Service shares. These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement. Among other factors, the
Board considered:
o     The nature, cost, and quality of the services provided to the Funds and their shareholders;
o     The profitability of the Funds to the Manager;
o     The investment performance of the Funds in comparison to regular market indices
o     Economies of scale that may be available to the Funds from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
            Funds from their relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Funds. These included services provided by the Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the
            Securities Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Funds.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Funds and their shareholders in adverse times. The
Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Independent
Trustees who assisted the Board in its deliberations. Counsel to the
Independent Trustees is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the investment advisory agreements, including the investment advisory fees, in light of all of the surrounding circumstances. After careful deliberation the Board of Trustees concluded that it was in the best interests of shareholders to continue the investment advisory agreements for another year.

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under the investment advisory agreements is to arrange the portfolio transactions for the Funds. The advisory agreements contain provisions relating to the employment of broker-dealers to effect the Funds'
portfolio transactions. The Manager is authorized by the advisory agreements to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the
"best execution" of the Funds' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The
Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Funds as established by its Board of Trustees.

     Under the investment  advisory  agreements,  the Manager may select brokers
(other than affiliates) that provide  brokerage and/or research services for the
Funds and/or the other  accounts over which the Manager or its  affiliates  have investment  discretion.  The commissions paid to such brokers may be higher than another  qualified  broker  would  charge,  if the  Manager  makes a good  faith determination  that the  commission  is fair and  reasonable  in relation to the services  provided.  Subject to those  considerations,  as a factor in selecting brokers for the Funds'  portfolio  transactions,  the Manager may also  consider sales of  shares  of the Funds  and  other  investment  companies  for which the
Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Funds subject to the  provisions of the investment  advisory  agreements and the procedures and rules described  above.  Generally,  the Manager's  portfolio traders  allocate  brokerage  based  upon  recommendations  from  the  Manager's portfolio managers. In certain instances,  portfolio managers may directly place trades and allocate brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Funds may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Funds ordinarily use the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the Funds. Those other funds may purchase or sell the same securities as the Funds at the same time as the Funds, which could affect the supply and price of the securities. If two or more funds advised by the
Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

    Most purchases of debt obligations are principal transactions at net prices. This affects a substantial portion of the portfolio transactions of
Money Fund/VA, High Income Fund/VA, Bond Fund/VA and Strategic Bond Fund/VA.
Instead of using a broker for those transactions, the Funds normally deal directly with the selling or purchasing principal or market maker unless the
Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter.
Purchases from dealers include a spread between the bid and asked prices. The
Funds seek to obtain prompt execution of these orders at the most favorable net price.

    The investment advisory agreements permit the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to one of the Funds and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

    Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

    The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

    The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The
Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

    The (i) total brokerage commissions paid by the Funds (other than Money
Fund/VA, which paid no brokerage commissions and the Value Fund/VA, which did not offer shares during the periods shown), not including spreads or concessions on principal transactions on a net trade basis, for the Funds'
fiscal year ended December 31, 2000, 2001 and 2002; and (ii) for the Funds'
fiscal year ended December 31, 2002, the amount of transactions directed to brokers for research services, and the amount of the commissions paid to broker-dealers for those services, is shown in the chart below:

-----------------------------------------------------------------------------------

                                                         Transactions Commissions
                           Total Brokerage Commissions   Directed for     Paid
                                Paid by the Funds1        Research2       For
                                                                       Research2

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Fund                        2000       2001      2002        2002         2002

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Aggressive Growth Fund/VA $523,144  $2,943,962 $1,393,475$381,787,023   $514,217

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Bond Fund/VA              $248,630   $759,725  $389,802       $0           $0

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Capital Appreciation      $1,473,398$2,151,288 $1,335,268$275,648,151   $411,224
Fund/VA

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Global Securities Fund/VA $3,787,676$2,591,256 $2,699,449$273,054,493   $560,199

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

High Income Fund/VA        $7,335     $8,024    $4,865     $57,209        $400

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Main Street Fund(R)/VA    $1,278,160$1,563,519 $2,349,576$602,334,454   $831,863

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Main StreetSmall Cap     $16,832   $73,472   $136,159    $762,445      $1,633
Fund(R)/VA

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Multiple Strategies       $666,958   $565,744  $478,215  $16,102,556    $21,129
Fund/VA

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Strategic Bond Fund/VA     $50,611   $38,184    $61,906       $0           $0

-----------------------------------------------------------------------------------

1. Shares of Value Fund/VA were not offered for sale during the periods shown in the chart.
2. The amount of  transactions  directed to brokers for  research  services and the amount of the  commissions  paid to brokers for those  services are shown in these columns.

Distribution and Service Plans (Service Shares Only)

The Distributor. Under its General Distributor's Agreements with the Funds,
OppenheimerFunds Distributor, Inc. will only act as the principal underwriter of the Funds' Service shares.

     Each Fund has adopted a Distribution  and Service Plan (the "Plan") for its
Service shares under Rule 12b-1 of the Investment Company Act, pursuant to which each Fund will make compensation  payments to the Distributor in connection with the distribution  and/or  servicing of Service shares.  The Distributor will pay insurance company separate account sponsors and other entities that offer and/or provide  services to Service shares,  as described in the Prospectus.  Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Independent  Trustees,  cast in person at a meeting called for the  purpose  of voting on that  Plan,  and (ii) the  Manager  as the  then-sole initial holder of such shares.

      Under the service plan, the Funds currently use the fees it receives to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Service shares. The services include, among others, answering customer inquiries about the Funds, assisting in establishing and maintaining accounts in the Funds, and providing other services at the request of the Funds.

      Under the Plans, no payment will be made to any insurance company separate account sponsor or affiliate thereof under a Fund's Plan (each is referred to as a "Recipient") in any quarter if the aggregate net assets of a
Fund's Service shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. Although the Plans provide for a fee of 0.25% of average annual net assets, the Board of Trustees had set the fee at 0.15% of average annual net assets prior to May 1, 2002 (when that rate increased to 0.25% for all series except Money Fund). The Board has set no minimum asset amount. For the fiscal year ended December 31, 2002, all payments made under the Service Class Plan were paid by the Funds'
distributor, to Recipients (including recipients affiliated with the Manager).

      Those Service class payments during the fiscal year ended December 31,
2002, for all Funds having Service class shares outstanding as of that date, were as follows:

  -------------------------------------------------------------------------

                  Fund                       Service Plan Payments by OFDI

  -------------------------------------------------------------------------
  -------------------------------------------------------------------------

  Oppenheimer Aggressive Growth Fund/VA                    $158
  Service Shares

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  Oppenheimer Bond Fund/VA Service Shares                  $1,382

  -------------------------------------------------------------------------
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  Oppenheimer Capital Appreciation Fund/VA                 $9,320
  Service Shares

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  Oppenheimer Global Securities Fund/VA                    $78,934
  Service Shares

  -------------------------------------------------------------------------
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  Oppenheimer High Income Fund/VA Service                  $13,856
  Shares

  -------------------------------------------------------------------------
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  Oppenheimer Main Street Fund (R)/VA Service                 $53,627
  Shares

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  Oppenheimer Main Street Small Cap Fund(R)/VA               $5,396
  Service Shares

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  Oppenheimer Multiple Strategies Fund/VA                  $1,719
  Service Shares

  -------------------------------------------------------------------------
  -------------------------------------------------------------------------

  Oppenheimer Strategic Bond Fund/VA Service               $5,687
  Shares

  -------------------------------------------------------------------------
      Under the Plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time may use their own resources (which, as to the Manager, may include profits derived from the advisory fee it receives from each respective Fund) to make payments to
Recipients for distribution and administrative services they perform. The
Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to
Recipients from their own assets.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its
Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Service shares. For purposes of voting with respect to the Plans,
Account owners are considered to be shareholders of a Fund's shares. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by Account owners of the class affected by the amendment. All material amendments must be approved by the Board and a majority of the Independent Trustees.

      While the plans are in effect and Service shares are outstanding, the
Treasurer of the Trust must provide separate written reports to the Trust's
Board of Trustees at least quarterly describing the amount of payments and the purpose of the payment made pursuant to each Plan. These reports are subject to the review and approval of the Independent Trustees.

Performance of the Funds

Explanation of Performance Terminology. The Funds use a variety of terms to illustrate their investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the
Funds' performance as of the Funds' most recent fiscal year end. You can obtain current performance information by following the instructions in the prospectus for your insurance product, or by calling the Funds' Transfer
Agent at 1.800.981.2871.

      The Funds' illustrations of their performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a Fund of its performance data must include the average annual total returns for the advertised class of shares of that Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Performance information is not shown for Value Fund/VA because shares of the Fund were not offered for sale during the periods shown.

      Use of standardized performance calculations enables an investor to compare the Funds' performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Funds' performance information as a basis for comparison with other investments:
o     Total returns measure the performance of a hypothetical account in a
      Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance does not reflect the charges deducted from an investor's separate account by the insurance company or other sponsor of that separate account, which vary from product to product. If these charges were deducted, performance will be lower than as described in the Fund's Prospectus and Statement of Additional Information. In
      addition, the separate accounts may have inception dates different from those of the Funds. The sponsor for your insurance product can provide performance information that reflects those charges and inception dates.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The Funds' performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o     The principal value of the Funds' shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     The preceding two statements do not apply to Money Fund/VA, which seeks to maintain a stable net asset value of $1.00 per share. There can be no assurance that Money Fund/VA will be able to do so.
o     Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns. The Funds' total returns should not be expected to be the same as the returns of other Oppenheimer funds, whether or not such other funds have the same portfolio managers and/or similar names.

      The Funds' total returns are affected by market conditions, the quality of that Funds' investments, the maturity of debt investments, the types of investments that Fund holds, and its operating expenses.

      |X| Total Return Information. There are different types of "total returns" to measure the Funds' performance. Total return is the change in value of a hypothetical investment in a Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Funds use standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                               ERV - 1 = AVERAGE ANNUAL TOTAL RETURN
                               ---
                                P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                               ERV - P = TOTAL RETURN
                              ---------
                                  P

The Funds' Total Returns for the Periods Ended 12/31/02

---------------------------------------------------------------------------

  Fund and Class/Inception       1 Year         5 Years        10 Years
           Date2                  (or             (or            (or
                             life-of-class) life-of-class)  life-of-class)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Aggressive Growth Fund/VA       -27.79%         -1.89%          6.64%
Non-Service Shares (8/15/86)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Aggressive Growth Fund/VA       -28.05%         -37.21%          N/A
Service Shares (10/16/00)

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---------------------------------------------------------------------------

Bond Fund/VA                     9.02%           5.57%          6.89%
Non-Service Shares (4/3/85)

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---------------------------------------------------------------------------

Bond Fund/VA                     8.03%1           N/A            N/A
Service Shares (5/1/02)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Capital Appreciation Fund/VA    -26.86%          2.30%          10.15%
Non-Service Shares (4/3/85)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Capital Appreciation Fund/VA    -27.09%         -12.50%          N/A
Service Shares (9/18/01)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Global Securities Fund/VA
Non-Service Shares              -22.13%          5.41%          11.91%
(11/12/90)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Global Securities Fund/VA       -22.37%        -16.93%2          N/A
Service Shares (7/13/00)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

High Income Fund/VA              -2.40%          0.04%          6.68%
Non-Service Shares (4/30/86)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

High Income Fund/VA              -2.67%         -0.82%           N/A
Service Shares (9/18/01)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Main Street Fund(R)/VA            -18.80%         -3.24%          8.68%
Non-Service Shares (7/5/95)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Main Street Fund(R)/VA            -18.99%         -16.42%          N/A
Service Shares (7/13/00)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Main Street Small Cap
Fund(R)/VA                         -15.75%         -0.77%          N/A
Non-Service Shares (5/1/98)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Main Street Small Cap
Fund(R)/VA                         -15.93%         -8.71%           N/A
Service Shares (7/16/01)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Money Fund/VA (4/3/85)           1.47%           4.35%          4.51%

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Multiple Strategies Fund/VA     -10.40%          3.05%          8.06%
Non-Service Shares(2/9/87)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Multiple Strategies Fund/VA     -9.44%1           N/A            N/A
Service Shares (5/1/02)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Strategic Bond Fund/VA           7.44%           4.11%          5.80%
Non-Service Shares (5/3/93)

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Strategic Bond Fund/VA           7.03%           5.01%           N/A
Service Shares (3/19/01)

---------------------------------------------------------------------------

(1)   Cumulative  total  return  for a  period  of less  than  one year is not annualized.
(2)   Because  Class 3 shares of Global  Securities  Fund/VA  were not offered for sales  during the Fund's  fiscal  year ended  December  31,  2002,  no performance information is included in the table above for Class 3 shares.

o     Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a stated 30-day period. It is not based on actual distributions paid by the Fixed Income Funds to shareholders in the
30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

                        STANDARDIZED YIELD = 2 (A - B + 1)-1
                                                -----
                                                  CD

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:
      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the  average  daily  number  of shares  of that  class  outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum  offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any
30-day period.

     Dividend  Yield.  The Fixed Income  Funds may quote a "dividend  yield" for each class of its shares.  Dividend  yield is based on the  dividends  paid on a class of shares during the actual dividend period. To calculate  dividend yield, the dividends of a class declared during a stated period are added together, and the sum is  multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  Because the Fixed Income
Funds pay their annual  dividend in March of each year,  dividend yield is shown for the 30 days ended March 31, 2003. The formula is shown below:

Dividend Yield = Distribution  Paid / No. of Days in the Period x No. of Days in
                 ------------  ---- - --- -- ---- -- --- ------ - --- -- ---- --
the Calendar Year Maximum Offering Price (payment date)
--- -------- ----

        Fund            Standardized Dividend           Dividend Yield
                        for the 30-Day Period        for the 30-Day Period
                           Ended 12/31/02               Ended 3/31/03
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Bond Fund/VA
Non-Service Shares              4.89%                       5.75%

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Bond Fund/VA

Service Shares                  4.09%                       5.72

----------------------------------------------------------------------------
----------------------------------------------------------------------------

High Income Fund/VA
Non-Service Shares              8.98%                       8.12%

----------------------------------------------------------------------------
----------------------------------------------------------------------------

High Income Fund/VA
Service Shares                  8.81%                       8.07%

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Strategic Bond
Fund/VA                         5.57%                       6.85%
Non-Service Shares

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Strategic Bond
Fund/VA                         3.07%                       6.65%
Service Shares

----------------------------------------------------------------------------

o     Money Fund/VA Yields. The current yield for Money Fund/VA is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

      The compounded effective yield for a seven-day period is calculated by
      (1) adding 1 to the base period return (obtained as described above),
      (2) raising the sum to a power equal to 365 divided by 7, and
      (3) subtracting 1 from the result.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Fund's portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

Other Performance Comparisons. The Funds may compare their performance annually to that of an appropriate broadly-based market index in its Annual
Report to shareholders. You can obtain that information by contacting the
Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Funds may also compare their performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Funds may publish the rankings of their performance by Lipper, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment styles. The
Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Funds may include in advertisements and sales literature performance information about the Funds cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal,
Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The Funds'
performance may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Funds' shares to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the
Funds' returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Funds may publish rankings or ratings of the
Manager other than performance rankings of the Oppenheimer funds themselves.
Those ratings or rankings by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, insurance sponsors, shareholders or others.

      From time to time the Funds may include in advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of one or more of the Funds. The combined account may be part of an illustration of an asset allocation model or similar presentation.
The account information may combine total return performance of the Funds included in the account. Additionally, from time to time, advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Funds.

 ABOUT your account

------------------------------------------------------------------------------

How to Buy and Sell Shares

      Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity and other insurance company separate accounts, as explained in the Prospectuses for the Funds and for the insurance product you have selected. Therefore, instructions from an investor to buy or sell shares of the Funds should be directed to the insurance sponsor for the investor's separate account, or that insurance sponsor's agent.

      |X|   Allocation of Expenses. The Funds pay expenses related to its daily operations, such as custodian bank fees, certain Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      For any Fund that has more than one class of shares outstanding, the methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of
Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Funds are determined as of the close of business of The New York Stock Exchange ("the Exchange") on each day that the
Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this Statement of Additional Information mean "Eastern time."  The
Exchange's most recent annual announcement (which is subject to change)
states that it will close on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Funds'
net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and
Asian stock exchanges and over-the-counter markets normally is completed before the close of The Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The Exchange, will not be reflected in the Funds' calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      Securities Valuation. The Funds' Board of Trustees has established procedures for the valuation of those Funds' securities. In general the procedures for all Funds other than Money Fund/VA are as follows:

         Equity securities traded on a U.S. securities exchange or on Nasdaq are valued as follows:
1.    if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or

2.    if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not, at the
               closing "bid" price on the valuation date.

         Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
1.    at the last sale price available to the pricing service approved by the
               Board of Trustees, or

2.    at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

3.    at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Funds' Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

         The following securities are valued at the mean between the "bid"
and "asked" prices determined by a pricing service approved by the Funds'
Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

1.    debt instruments that have a maturity of more than 397 days when issued,
2.    debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
3.    non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

         The following securities are valued at cost, adjusted for
amortization of premiums and accretion of discounts:
1.    money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
2.    debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

         Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When a Fund writes an option, an amount equal to the premium received is included in that Fund's Statement of Assets and Liabilities as an asset.
An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by a Fund is exercised, the proceeds are increased by the premium received. If a call or put written by a Fund expires, that Fund has a gain in the amount of the premium. If that Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a Fund exercises a put it holds, the amount that Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

Money Fund/VA Net Asset Valuation Per Share. Money Fund/VA will seek to maintain a net asset value of $1.00 per share for purchases and redemptions.
There can be no assurance it will do so. Money Fund/VA operates under Rule
2a-7 under which it may use the amortized cost method of valuing their shares. The Funds' Board of Trustees has adopted procedures for that purpose.
The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      The Funds' Board of Trustees has established procedures intended to stabilize Money Fund/VA's net asset value at $1.00 per share. If Money
Fund/VA's net asset value per share were to deviate from $1.00 by more than
0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the
Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of shares of that Fund without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as Money Fund/VA uses Rule 2a-7, it must abide by certain conditions described in the Prospectus which limit the maturity of securities that Fund buys. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price Money Fund/VA would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of that Fund may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the funds resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Fund/VA would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in that Fund would receive less investment income than if Money Fund/VA were priced at market value.
Conversely, during periods of rising interest rates, the daily yield on shares of that Fund will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in Money Fund/VA would receive more investment income than if that Fund were priced at market value.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Funds' portfolios, and expenses borne by the Funds or borne separately by a class (if more than one class of shares are outstanding). Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. Dividends on Service shares are expected to be lower. That is because of the effect of the additional fee on
Service shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Tax Status of the Funds' Dividends and Distributions. The federal tax treatment of the Funds' dividends and capital gains distributions is briefly highlighted in the Prospectus, and may also be explained in the prospectus for the insurance product you have selected.

      The Funds intend to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). If the Funds qualify as  "regulated investment companies" under the Internal
Revenue Code, they will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Funds qualified as regulated investment companies in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Funds might not meet in any particular year. If it did not so qualify, the Funds would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

Additional Information About the Funds

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It serves as the Transfer Agent for an annual per account fee. The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per annum of shares of any class of any Fund. That undertaking may be amended or withdrawn at any time. The
Transfer Agent also acts as shareholder servicing agent for the other
Oppenheimer funds. Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing
            ----
agent. The Fund's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the
Fund or its Transfer Agent.

The Custodian Bank. JPMorgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Funds to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Funds' cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Funds. They audit the Funds' annual financial statements and perform other related audit services. They also act as auditors for the Manager and for certain other funds advised by the Manager and its affiliates.

                                  Appendix A

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.

------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this clasS.

B: Bonds rated B generally lack characteristics of desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAE: Bonds rated CAE are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C:  Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through CAE. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2"
indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Corporation

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Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:  Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and
C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B:  A bond rated B is more vulnerable to nonpayment than an obligation rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

            Short-Term Issue Credit Ratings
------------------------------------------------------------------------------

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2:  Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C:  Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch
------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rates in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and
`D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D'
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1:  Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3:   Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

:     Default. Denotes actual or imminent payment default.

Dominion Bond Rating Service Limited ("DBRS")

------------------------------------------------------------------------------

Short-Term Ratings

R-1: Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an
"R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating. Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection. Short term debt rated "R-1
(low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2: Short term debt rated "R-2" is of adequate credit quality and within the three subset grades (high, middle, low), debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2"
classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as the "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

                                  Appendix B

             INDUSTRY CLASSIFICATIONS (Oppenheimer Money Fund/VA)

Aerospace & Defense           Household Products
Air Freight & Couriers        Industrial Conglomerates
Airlines                          Insurance
Asset Backed Securities           Internet & Catalog Retail
Auto Components                   Internet Software & Services
Automobiles                       Information Technology Consulting & Services
Banks                             Leasing & Factoring
Beverages                         Leisure Equipment & Products
Biotechnology                     Machinery
Broker-Dealer                     Marine
Building Products                 Media
Chemicals                         Metals & Mining
Commercial Finance                Multiline Retail
Commercial Services&Supplies  Multi-Utilities
Communications Equipment          Municipal
Computers & Peripherals       Office Electronics
Construction & Engineering    Oil & Gas
Construction Materials            Paper & Forest Products
Consulting & Services         Personal Products
Consumer Finance                  Pharmaceuticals
Containers & Packaging        Real Estate
Distributors                      Repurchase Agreements
Diversified Financials            Road & Rail
Diversified Telecommunication     Semiconductor Equipment & Products
Services
Electric Utilities                Software
Electrical Equipment              Special Purpose Financial
Electronic Equipment &        Specialty Retail
Instruments
Energy Equipment & Services   Textiles & Apparel
Food & Drug Retailing         Tobacco
Food Products                     Trading Companies & Distributors
Foreign Government                Transportation Infrastructure
Gas Utilities                     U.S. Government Agencies-Full Faith and Credit
                                  Agencies
Health Care Equipment & Supplies  U.S. Government Agencies-Government Sponsored
                                  Enterprises
Health Care Providers & Services  U.S. Government Instrumentalities
Hotels Restaurants & Leisure      U.S. Government Obligations
Household Durables                Water Utilities
                                  Wireless Telecommunication Services

------------------------------------------------------------------------------

                                  Appendix C

    INDUSTRY CLASSIFICATIONS (all Funds except Oppenheimer Money Fund/VA)

Aerospace & Defense            Household Durables
Air Freight & Couriers         Household Products
Airlines                           Industrial Conglomerates
Auto Components                    Insurance
Automobiles                        Internet & Catalog Retail
Banks                              Internet Software & Services
Beverages                          Information Technology Consulting &
                                   Services
Biotechnology                      Leisure Equipment & Products
Building Products                  Machinery
Chemicals                          Marine
Commercial Services & Supplies Media
Communications Equipment           Metals & Mining
Computers & Peripherals        Multiline Retail
Construction & Engineering     Multi-Utilities
Construction Materials             Office Electronics
Containers & Packaging         Oil & Gas
Distributors                       Paper & Forest Products
Diversified Financials             Personal Products
Diversified Telecommunication      Pharmaceuticals
Services
Electric Utilities                 Real Estate
Electrical Equipment               Road & Rail
Electronic Equipment & Instruments Semiconductor Equipment & Products
Energy Equipment & Services        Software
Food & Drug Retailing              Specialty Retail
Food Products                      Textiles & Apparel
Gas Utilities                      Tobacco
Health Care Equipment & Supplies   Trading Companies & Distributors
Health Care Providers & Services   Transportation Infrastructure
Hotels Restaurants & Leisure       Water Utilities
                                   Wireless Telecommunication Services

                                  Appendix D

Major  Shareholders.  As of  March  17,  2003,  the  total  number  of  shares outstanding,  and the  number of shares  and  approximate  percentage  of Fund shares  held  of  record  by  separate  accounts  of the  following  insurance companies (and their respective  subsidiaries) and by  OppenheimerFunds,  Inc.
("OFI")  were as  follows.  ["*"  indicates  less  than 5% of the  outstanding shares of that fund or class]:

                           Total                            Allstate
                           Shares                Allmerica    Life     American
                        in the fund   Allianz    Financial   Ins. Co    Express
Aggressive Growth                    1    *                     *
Fund/VA
Non-Service Shares      32,018,377.74                *                     *

Aggressive Growth                         *                                *
Fund/VA
Service Shares            22,727.994                 *      19,844.946
                                                                87.31%
Bond Fund/VA                         2    *                     *
Non-Service Shares      68,285,272.77                *                     *

Bond Fund/VA                              *                     *
Service Shares           334,995.053                 *                     *

Capital Appreciation                 4    *                     *
Fund/VA
Non-Service Shares      49,633,328.58                *                     *

Capital Appreciation                      *                     *
Fund/VA
Service Shares           831,371.171            286,761.549                *
                                                     34.49%
Global Securities                    7    *                     *
Fund/VA
Non-Service Shares      89,617,629.33                *                     *

Global Securities                         *                     *
Fund/VA
Service Shares          3,677,462.261           591,208.330                *
                                                     16.08%
High Income Fund/VA                  5    *                     *
Non-Service Shares      49,060,489.71                *                     *

High Income Fund/VA                       *                 2   *
Service Shares          3,126,787.344           2,727,948.89               *
                                                     87.24%
Main Street Fund /VA     58,122,194.442               *                     *
Non-Service Shares                  4,201,359.586               *
                                           7.23%
Main Street Fund/VA                       *                 64,236.023
Service Shares          4,203,081.054           362,674.4333               *
                                                      8.63%      8.67%
Main Street Small Cap                     *                 18,556.124
Fund/VA
Non-Service Shares      1,707,347.105                *     2               *
                                                                12.80%
Main Street Small Cap
Fund/VA                                   *          *      76,091.722
Service Shares           909,559.394                       7           54,220.590
                                                                85.33%      5.96%
Money Fund/VA           357,811,956.654   *          *          *          *

Multiple Strategies                  8    *                     *
Fund/VA
Non-Service Shares      34,727,311.99                *                     *

Multiple Strategies                       *                                *
Fund/VA
Service Shares           231,905.087            151,585.296 76,610.010
                                                     65.37%     33.04%
Strategic Bond Fund/VA               92   *                     *
Non-Service Shares      101,008,055.2                *                     *

Strategic Bond Fund/VA                    *                 25,886.212
Service Shares          3,099,709.946                *     6          270,062.863
                                                                20.19%      8.71%
Value Fund/VA            300,000.000      *          *          *          *

                          American                                     MassMutual
                           General      CUNA        GE         ING
Aggressive Growth                         *                 0   *
Fund/VA                                                                           31
Non-Service Shares            *                 3,544,037.37          17,188,282.1
                                                     11.07%                53.68%
Aggressive Growth                         *                     *
Fund/VA
Service Shares                *                      *                     *

Bond Fund/VA                              *                 39  *                 90
Non-Service Shares            *                 13,275,303.0          24,449,892.3
                                                     19.44%                35.81%
Bond Fund/VA                              *                     *
Service Shares                *                      *                     *

Capital Appreciation                      *                     *
Fund/VA                                                     0                     04
Non-Service Shares            *                 6,046,573.94          12,209,388.5
                                                     12.18%                24.60%
Capital Appreciation                      *                     *
Fund/VA
Service Shares                *                      *                     *

Global Securities                         *                 3,288,717.
Fund/VA                                                               069         59
Non-Service Shares            *                      *     1          33,483,523.6
                                                                14.83%     37.36%
Global Securities                         *                     *
Fund/VA                                                     3
Service Shares                *                 2,099,567.24               *
                                                     57.09%
High Income Fund/VA                   ,469,396.448              *
Non-Service Shares            *      7          14,632,046.587        15,257,953.040
                                          15.22%     29.82%                31.10%
High Income Fund/VA                       *                     *
Service Shares                *                      *                     *

Main Street Fund/VA                       *                 ,497,189.606
Non-Service Shares            *                      *     3          17,236,970.694
                                                                 6.02%     29.66%
Main Street Fund/VA                       *                     *
Service Shares                *                 2,406,688.614              *
                                                     57.26%
Main Street Small Cap
Fund/VA                                   *          *          *      58,966.903
Non-Service Shares        386,062.260                                 8
                               22.61%                                      50.31%
Main Street Small Cap                     *                     *
Fund/VA
Service Shares                *                      *                     *

                              *                      *          *
Money Fund/VA                             *                           302,526,277.230
                                                                           84.55%
Multiple Strategies                       *                     *
Fund/VA                                                     1                     0
Non-Service Shares            *                 5,669,233.11          8,882,630.51
                                                     16.32%                25.58%
Multiple Strategies                       *                     *
Fund/VA
Service Shares                *                      *                     *

Strategic Bond Fund/VA                    *          *
Non-Service Shares            *                            18,727,996.61,710,813.668
                                                                18.54%     61.09%
Strategic Bond Fund/VA                    *                     *
Service Shares                *                      *                     *

Value Fund/VA                 *           *          *          *          *

                       Minnesota            Nationwide             Protective
                         Life       Monarch               OFI
Aggressive Growth         *           *                    *
Fund/VA
Non-Service Shares            *             8,144,885.142               *
                                                25.44%
Aggressive Growth                         *                     *
Fund/VA
Service Shares                *                      *                     *

Bond Fund/VA                                                    *
Non-Service Shares                              25,396,313.788             *
                                                     37.19%
Bond Fund/VA                              *                     *
Service Shares                *                      *                     *

Capital Appreciation                      *                     *
Fund/VA                                                     43
Non-Service Shares            *                 23,506,877.2               *
                                                     47.36%
Capital Appreciation                      *
Fund/VA                                                         *          *
Service Shares                *                 342,478.215
                                                     41.19%
Global Securities                         *                     *
Fund/VA                                                     63
Non-Service Shares            *                 35,648,094.2               *
                                                     39.78%
Global Securities                         *
Fund/VA                                                         *          *
Service Shares                *                 844,204.186
                                                     22.96%
High Income Fund/VA                       *                     *
Non-Service Shares            *                      *                     *

High Income Fund/VA                                  *                     *
Service Shares            200,849.530     *                     *
                                6.42%
Main Street Fund/VA                       *                     *
Non-Service Shares            *                 24,221,685.600        4,233,858.528
                                                     41.67%                 7.28%
Main Street Fund/VA                       *                                *
Service Shares                *                 662,865.761     *
                                                     15.77%
Main Street Small Cap                     *                     *
Fund/VA
Non-Service Shares            *                      *                     *

Main Street Small Cap                     *                     *
Fund/VA
Service Shares                *                      *                     *

                              *                      *          *
Money Fund/VA                        18,067,231.372                   26,951,762.170
                                           5.05%                            7.53%
Multiple Strategies                   ,567,782.0            03  *
Fund/VA
Non-Service Shares            *      2          13,930,949.8               *
                                           7.39%     40.12%
Multiple Strategies                       *                     *
Fund/VA
Service Shares                *                      *                     *

Strategic Bond Fund/VA                    *                     *
Non-Service Shares            *                      *                11,850,299.945
                                                                           11.73%
Strategic Bond Fund/VA                    *                     *
Service Shares                *                 1,760,060.171              *
                                                     56.78%
                              *                      *
Value Fund/VA                             *                300,000.000     *
                                                               100.00%

                         Prudential     Sage    TransamericaTravelers
Aggressive Growth                         *                     *
Fund/VA
Non-Service Shares            *                      *

Aggressive Growth                         *                     *
Fund/VA
Service Shares              2,033.182                *
                                8.95%
Bond Fund/VA                              *                     *
Non-Service Shares            *                      *

Bond Fund/VA                  *                                 *
Service Shares                       334,854.479     *
                                          99.96%
Capital Appreciation                      *                     *
Fund/VA
Non-Service Shares            *                      *

Capital Appreciation                      *
Fund/VA
Service Shares                *                  42,389.667 68,829.567
                                                      5.10%      8.28%
Global Securities                         *                     *
Fund/VA
Non-Service Shares            *                      *

Global Securities                         *                     *
Fund/VA
Service Shares                *                      *

High Income Fund/VA                       *                     *
Non-Service Shares            *                      *

High Income Fund/VA                       *                     *
Service Shares                *                      *

Main Street Fund(R)/VA                       *                     *
Non-Service Shares            *                      *

Main Street Fund(R)/VA                       *                     *
Service Shares                *                      *

Main Street Small Cap                                           *
Fund(R)/VA                       *       26,226.250
Non-Service Shares                   1               *
                                           7.39%
Main Street Small Cap                     *                     *
Fund(R)/VA
Service Shares                *                      *

Money Fund/VA                 *           *          *          *

Multiple Strategies                       *                     *
Fund/VA
Non-Service Shares            *                      *

Multiple Strategies                       *                     *
Fund/VA
Service Shares                *                      *

Strategic Bond Fund/VA                    *                     *
Non-Service Shares            *                      *

Strategic Bond Fund/VA                    *
Service Shares                *                 422,932.846     *
                                                     13.64%
Value Fund/VA                 *           *          *          *

------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
------------------------------------------------------------------------------

Investment Advisor

      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.981.2871

Custodian Bank

      JPMorgan Chase Bank
      4 Chase Metro Tech Center
      Brooklyn, New York 11245

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds

      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Legal Counsel to the Independent Trustees
      Mayer, Brown, Rowe & Maw
      1675 Broadway
      New York, New York 10019

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